UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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ANALEX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANALEX CORPORATION

2677 Prosperity Avenue

Suite 400

Fairfax, Virginia 22031

April 14, 2006

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Analex Corporation (the “Company”) to be held on May 18, 2006, at 10:00 a.m. local time at The Benjamin Hotel located at 125 East 50th Street, New York, NY 10022.

At this meeting, you will be asked to vote, in person or by proxy, on the following matters:

1. To elect nine (9) directors for a one-year term expiring at the annual stockholders’ meeting in 2007 and until their successors are duly elected and qualified.

2. To adopt a 2006 Long-Term Incentive Plan whereby the Company will be able to grant stock-based and other long-term incentive awards to employees, directors and consultants, and to reserve 3,000,000 shares of Common Stock for issuance under this plan.

3. To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year 2006.

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends that you vote FOR each of the proposals to be considered at the Annual Meeting.

At the Annual Meeting, we also will be pleased to report on the business of the Company. A discussion period will be provided for questions and comments of general interest to stockholders.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement contain details concerning each of the proposals. We urge you to read and consider these documents carefully. Whether or not you are able to attend, it is important that your shares be represented and voted at this meeting. Accordingly, please complete, sign and date the enclosed proxy card and mail it in the envelope provided at your earliest convenience. If you attend the meeting, you may vote in person, even if you previously returned your proxy card. If your shares are held in the name of a bank, brokerage firm or other nominee, please contact the party responsible for your account and direct him or her to vote your shares on the enclosed proxy card. Your vote is important regardless of the number of shares you own.

On behalf of the Board and management, we thank you for your continued support of Analex.

Sincerely,

Sterling E. Phillips, Jr.
Chairman of the Board and Chief Executive Officer

ANALEX CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 18, 2006

TO THE STOCKHOLDERS OF ANALEX CORPORATION:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of Analex Corporation, a Delaware corporation (the “Company”), is scheduled to be held on May 18, 2006 at 10:00 a.m., local time, at The Benjamin Hotel located at 125 East 50th Street, New York, NY 10022 for the following purposes:

1. To elect nine (9) directors for a one-year term expiring at the annual stockholders’ meeting in 2007 and until their successors are duly elected and qualified.

2. To adopt a 2006 Long-Term Incentive Plan whereby the Company will be able to grant stock-based and other long-term incentive awards to employees, directors and consultants, and to reserve 3,000,000 shares of Common Stock for issuance under this plan.

3. To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year 2006.

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record of the Company’s Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock at the close of business on April 3, 2006 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof. All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the meeting, you are urged to complete, sign and date the enclosed form of proxy and return it promptly in the envelope provided. Stockholders attending the meeting may revoke their proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

Catherine M. Clark
Corporate Secretary

Fairfax, Virginia

April 14, 2006

ANALEX CORPORATION

PROXY STATEMENT

FOR THE ANNUAL MEETING OF THE STOCKHOLDERS

TO BE HELD ON MAY 18, 2006

GENERAL INFORMATION

Proxy Solicitation

This Proxy Statement is furnished to the holders of the Common Stock, Series A Preferred Stock and Series B Preferred Stock of Analex Corporation (the “Company”), a Delaware corporation, in connection with the solicitation by the Company’s Board of Directors of proxies for use at the Annual Meeting of Stockholders to be held on May 18, 2006, at 10:00 a.m., local time, or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders (the “Annual Meeting”). The purposes of the Annual Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board is not currently aware of any other matters that will come before the Annual Meeting.

Proxies for use at the Annual Meeting are being solicited by the Board. These proxy solicitation materials are first being mailed on or about April 19, 2006 to all stockholders entitled to vote at the Annual Meeting. Proxies will be solicited primarily by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company.

Revocability and Voting of Proxy

A form of proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company, at the Company’s headquarters at 2677 Prosperity Avenue, Suite 400, Fairfax, Virginia 22031, a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. Shares of the Company’s Common Stock, Series A Preferred Stock and Series B Preferred Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby in favor of each of the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders and in accordance with their best judgment on any other matters which may properly come before the Annual Meeting.

Record Date and Voting Rights

Stockholders of record at the close of business on April 3, 2006 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 16,830,150 shares of Common Stock were issued and outstanding, 6,726,457 shares of the Company’s Series A Preferred Stock were issued or outstanding, and 10,571,427 shares of the Company’s Series B Preferred stock were issued or outstanding. Each share of Common Stock, Series A Preferred Stock and Series B Preferred Stock is entitled to one (1) vote on all matters that may properly come before the Annual Meeting. Each share of Series A Preferred Stock and Series B Preferred Stock entitles its holder to vote together with the holders of Common Stock as a single class. The holders of a majority of the outstanding shares of Common Stock, the Series A Preferred Stock and the Series B Preferred Stock, on an as-converted basis, taken together as a single class, present in person or by proxy, will constitute a quorum at the Annual Meeting.

Under Delaware law, a plurality of the votes cast at the Annual Meeting is necessary to elect directors, and the affirmative vote of a majority of the votes present in person or by proxy is required to approve all the other proposals set forth in the Notice of Annual Meeting of Stockholders. For specific votes required to approve each proposal, see “Required Vote” under each proposal. With respect to the election of directors, shares that are entitled to vote for any particular nominee may be voted for such nominee, withheld from voting for such nominee or voted for another person. With respect to voting generally, votes that are withheld and proxies relating to “street name” shares for which brokers have not received voting instructions from the beneficial owner (“Broker Non-Votes”) will be counted to determine whether a quorum is present, but will not be counted as part of the total number of votes cast on any proposal and will have no effect on the outcome. In determining whether any proposal has received the requisite number of favorable votes, abstentions will be counted as part of the total number of votes cast on such proposal to determine whether a quorum is present. Thus, abstentions will have the same effect as votes “against” the proposal.

At the Annual Meeting, ballots will be distributed with respect to each proposal to be voted upon to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one (1) vote for each share owned of record, the votes being in three (3) categories: FOR, AGAINST or ABSTAIN, except in the case of the proposal to elect directors, the three (3) categories will be, with respect to each director to be elected, FOR the director nominee, WITHHOLD AUTHORITY from voting for the director nominee or FOR another person to be elected as a director.

Votes at the Annual Meeting will be tabulated by one (1) or more Inspectors of Election appointed by the Company.

FORWARD-LOOKING STATEMENTS

Statements in this Proxy Statement relating to plans, strategies, economic performance and trends and other statements, including statements containing the words “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” and “will,” and similar expressions which are not descriptions of historical facts are forward-looking statements under the provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed or implied by these statements. In addition to those risks specifically mentioned in the reports filed by the Company with the Securities and Exchange Commission (including the Company’s Form 10-K for the fiscal year ended December 31, 2005), such risks and uncertainties include, but are not limited to: the Company’s dependence on contracts with U.S. federal government agencies, particularly within the U.S. Department of Defense and NASA, for substantially all of its revenue; changes in the spending priorities of the federal government; government contract procurement and termination risks; competitive factors such as pricing pressures and/or competition to hire and retain employees (particularly those with security clearances); the likelihood of success in growing the Company’s business through acquisition or otherwise, including the risk that the expected benefits of the acquisition may not be realized; growth in the government contracting arena and in the economy in general. These forward-looking statements reflect the Company’s current beliefs; however, developments and events subsequent to this Proxy Statement are likely to cause these statements to become outdated. We undertake no obligation to update these forward-looking statements to reflect new information, future events or otherwise, except as required by law.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of April 3, 2006 regarding the beneficial ownership of the Company’s Common Stock of:

•	each person known to the Company to be the beneficial owner, within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of more than 5% of the outstanding shares of Common Stock;

•	each director of the Company;

•	each executive officer of the Company named in the Summary Compensation Table (see “Executive Compensation”); and

•	all current executive officers and directors of the Company as a group.

Unless otherwise indicated, the address of each named beneficial owner is c/o Analex Corporation, 2677 Prosperity Avenue, Suite 400, Fairfax, Virginia 22031.

Name and Address	Number of Shares(1)		Percent of Class
General Electric Pension Trust (“GEPT”) c/o GE Asset Management Incorporated 3003 Summer Street Stamford, Connecticut 06905	6,428,567	(2)(3)	27.6%

New York Life Capital Partners II, L.P (“NYL”) 51 Madison Avenue, Room 3009 New York, New York 10010	4,714,285	(2)(4)	21.9%

Pequot Capital Management, Inc. 500 Nyala Farm Road Westport, CT 06880	16,812,081	(2)(5)	50.0%

Arthur A. Hutchins 3235 Holland Cliff Road Huntingtown, MD 20639	916,230	(2)	5.4%

Joseph H. Saul 9634 Green Moon Path Columbia, MD 21046	890,050	(2)	5.3%

Peter C. Belford, Sr.	1,038,733	(2)	6.2%

C. Thomas Faulders, III	15,000	(6)	*

Lincoln D. Faurer	20,000	(7)	*

Martin M. Hale, Jr.	16,792,081	(2)(5)(8)	49.9%

Thomas L. Hewitt	25,000	(9)	*

Daniel P. March	11,500	(10)	*

Gerald A. Poch	16,792,081	(2)(5)(8)	49.9%

Daniel R. Young	45,000	(11)	*

Sterling E. Phillips, Jr.	1,729,405	(12)	9.5%

Michael Stolarik	420,000	(13)	2.4%

C. Wayne Grubbs	450,000	(14)	2.6%

Name and Address	Number of Shares(1)		Percent of Class
V. Joseph Broadwater	50,342	(15)	*

Frank Hewitt	167,572		1.0%

Amended and Restated Stockholders’ Voting Agreement Voting Group	32,409,165	(2)	72.4%

All current directors and executive officers as a group (13 persons)	20,784,633	(16)	58.0%

*	Less than 1%
(1)	The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership of Common Stock within 60 days after April 3, 2006 through the conversion of preferred stock and the exercise of any stock option, warrant or other rights. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares.
(2)	The parties to the Amended and Restated Stockholders’ Voting Agreement are the Pequot Funds (as defined below), Peter C. Belford, Sr., J. Richard Knop, C. W. Gilluly, Arthur A. Hutchins, Joseph H. Saul, DRG Irrevocable Trust, GEPT and NYL. Each such person may be deemed to share voting power over, and to beneficially own, all shares beneficially owned by all parties to the Amended and Restated Stockholders’ Voting Agreement.
(3)	Consists of (i) 5,357,140 shares of Common Stock issuable upon conversion of 4,285,713 shares of Series B Preferred Stock at the assumed conversion price of $2.80 per share; and (ii) 1,071,427 shares issuable upon exercise of Common Stock Warrants.
(4)	Consists of (i) 3,928,571 shares of Common Stock issuable upon conversion of 3,142,857 shares of Series B Preferred Stock at the assumed conversion price of $2.80 per share; and (ii) 785,714 shares issuable upon exercise of Common Stock Warrants.
(5)	Consists of (i) 6,726,457 shares of Common Stock issuable upon conversion of the Series A Preferred Stock, (ii) 3,321,707 shares of Common Stock issuable upon conversion of the Convertible Notes, (iii) 2,009,632 shares issuable upon exercise of the Common Stock Warrants, (iv) 3,928,571 shares of Common Stock issuable upon conversion of the 3,142,857 shares of Series B Preferred Stock at the assumed conversion price of $2.80 per share; and (v) 785,714 shares issuable upon exercise of Common Stock Warrants held of record by Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P (collectively, the “Pequot Funds”). Pequot Capital Management, Inc., the investment manager of the Pequot Funds, exercises sole voting and investment power for all shares held of record by the Pequot Funds and disclaims beneficial ownership of these shares. Both Gerald A. Poch, a Senior Managing Director, and Martin A. Hale, a Managing Director, of Pequot Capital Management, Inc. are directors of the Company and may be deemed to beneficially own the securities held of record by the Pequot Funds. Messrs. Poch and Hale disclaim beneficial ownership of these shares except to the extent of their pecuniary interests therein. The sole director and the controlling shareholder of Pequot Capital Management, Inc. is Arthur J. Samberg. The amount shown on the table also includes 40,000 shares which may be acquired upon the exercise of equity incentive awards granted to Messrs. Poch and Hale. On January 19, 2005, the Compensation Committee approved the acceleration of the vesting of options for a total of 3,334 shares.
(6)	Includes 15,000 shares which may be acquired upon the exercise of equity incentive awards. On January 26, 2005, the Compensation Committee approved the acceleration of the vesting of options for a total of 1,667 shares.
(7)	Includes 20,000 shares which may be acquired upon the exercise of equity incentive awards. On January 19, 2005, the Compensation Committee approved the acceleration of the vesting of options for a total of 1,667 shares.

(8)	Includes 20,000 shares which may be acquired upon the exercise of equity incentive awards. On January 19, 2005, the Compensation Committee approved the acceleration of the vesting of options for a total of 1,667 shares.
(9)	Includes 15,000 shares which may be acquired upon the exercise of equity incentive awards. On November 30, 2005, the Compensation Committee approved the acceleration of the vesting of options for a total of 1,667 shares.
(10)	Includes 10,000 shares which may be acquired upon the exercise of equity incentive awards.
(11)	Includes 20,000 shares which may be acquired upon the exercise of equity incentive awards. On January 19, 2005, the Compensation Committee approved the acceleration of the vesting of options for a total of 1,667 shares.
(12)	Includes 1,313,079 shares which may be acquired upon the exercise of equity incentive awards.
(13)	Includes 400,000 shares which may be acquired upon the exercise of equity incentive awards. On March 2, 2005, the Compensation Committee approved the acceleration of the vesting of options for a total of 100,000 shares.
(14)	Includes 50,000 shares of restricted stock and 400,000 shares which may be acquired upon the exercise of equity incentive awards.
(15)	Includes 50,000 shares of restricted stock.
(16)	Includes 2,233,079 shares which may be acquired upon the exercise of equity incentive awards.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Directors and Nominees

Nine (9) directors, constituting the entire Board, are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve a one-year term expiring at the annual meeting of stockholders in 2007 and until their respective successors are elected and qualified. Each person named below is currently a director of the Company. In the event any nominee shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board to replace that nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The Board has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board will occur.

Pursuant to an Amended and Restated Stockholders’ Agreement dated May 28, 2004, by and among the Company and certain principal stockholders of the Company, the nominees for membership on the Board are Sterling E. Phillips, Jr., our Chief Executive Officer, Peter C. Belford, Sr., who was designated by our Chief Executive Officer, Gerald A. Poch and Martin M. Hale, Jr., who were designated by Pequot Ventures, the venture capital/private equity arm of Pequot Capital Management, Inc. and five (5) nominees of the Nominating Committee who are C. Thomas Faulders, III, Lincoln D. Faurer, Thomas L. Hewitt, Daniel P. March and Daniel R. Young.

The names of the nine (9) director nominees and certain other information about them are set forth below:

Directors	Age	Director Since	Office Held with Company
Sterling E. Phillips, Jr.	59	2001	Chairman of the Board and Chief Executive Officer

Peter C. Belford, Sr.	59	2005	Director

C. Thomas Faulders, III	56	2004	Director

Lincoln D. Faurer	78	2003	Director

Martin M. Hale, Jr.	34	2003	Director

Thomas L. Hewitt	67	2004	Director

Daniel P. March	66	2005	Director

Gerald A. Poch	59	2003	Director

Daniel R. Young	72	2003	Director

Sterling E. Phillips, Jr., was appointed the Company’s President and Chief Executive Officer and a director in January 2001. In December 2003, Mr. Phillips was elected Chairman of the Board. He ceased to be the President of the Company in February 2004. Prior to joining the Company, Mr. Phillips held senior management positions with Federal Data Corporation in the Science and Engineering and Corporate Marketing Groups from 1996 to 2001. From 1993 to 1996, he was the Chief Operating Officer of TRI-COR Industries, Inc. an information technology company, and from 1992 to 1993 served as President of Business Development for Computer Sciences Corporation. Prior to these positions, he held senior national and international marketing positions with International Business Machines Corporation for 24 years.

Peter C. Belford, Sr., was initially appointed to the Board in November 2001. Mr. Belford voluntarily resigned from the Board on March 11, 2005 in order to enable the Company to comply with the American Stock

Exchange listing requirement that a majority of the Company’s Board be comprised of independent directors. As Mr. Daniel P. March, an independent director, was appointed to the Board on April 11, 2005, Mr. Belford was re-appointed to the Board on that same date. Mr. Belford has more than 30 years experience in building and operating companies in the Federal Government sector. Mr. Belford was President of Analex Corporation from 2000 until it was acquired by the Company in November 2001. From 1997 through 2000, he held the position of Senior Vice President for Federal Data Corporation, a government information technology services provider, and from 1985 to 1997 served as President and Chief Operating Officer of NYMA, Inc., a federal government contractor. Prior to these positions, Mr. Belford served 13 years as Vice President with Computer Sciences Corporation, an information technology services provider.

C. Thomas Faulders, III was appointed to the Board in February 2004. Mr. Faulders is currently the President and Chief Executive Officer of the University of Virginia Alumni Association. Previously, he had been the Chairman and Chief Executive Officer of LCC International Inc. from 1999 through 2005. Prior to LCC, Mr. Faulders served as non-executive Chairman of Telesciences, Inc. from 1997 through 1999, Executive Vice President and Chief Financial Officer of BDM International, as well as President of its Integrated Supply Chain division from 1995 through 1997, and Chief Financial Officer of COMSAT Corporation. Prior to COMSAT from March 1992 through March of 1995, he served in a variety of areas for MCI, including Senior Vice President of Business Marketing, Vice President of Large Account Sales and Treasurer. Prior to his six years with MCI, Mr. Faulders served in key positions with Satellite Business Systems.

Lincoln D. Faurer was appointed to the Board in April 2003. Mr. Faurer has more than 15 years of experience in building and operating companies in the government contracting industry and was Director of the National Security Agency from 1981 to 1985. Since 1992, Mr. Faurer has been the President of LDF Inc., which provides consulting services on command, control, communications, computing and intelligence (C4I) matters. Mr. Faurer is a retired Air Force general officer who has held senior positions with various intelligence organizations including Defense Intelligence Agency, NATO Military Committee, HQS U.S. European Command and HQS U.S. Southern Command. Mr. Faurer is a director of Saflink Corp. Mr. Faurer also serves on the Intelligence Advisory Board of BAE/AIT and the advisory board of ManTech Aegis Research Corporation, a subsidiary of ManTech International Corp.

Martin M. Hale, Jr. was appointed to the Board in December 2003. Mr. Hale is a Managing Director of Pequot Capital Management, Inc. Mr. Hale joined Pequot Ventures in February 1997 and is principally responsible for Pequot Venture’s investments in applied technology, including aerospace, defense and industrial technology. Prior to joining Pequot Ventures, Mr. Hale was an associate at Geocapital Partners, L.L.C., an early stage venture capital firm. Prior to Geocapital Partners, he served as a senior financial analyst in the information technology mergers and acquisitions group at Broadview International L.L.C. Mr. Hale is also a director of Aurora Flight Sciences, Irvine Sensors and SkyOnline.

Thomas L. Hewitt was appointed to the Board in June 2004. Mr. Hewitt has been the Chief Executive Officer of Global Governments, Inc. since January 2000. In 1984, Mr. Hewitt founded Federal Sources, Inc., a market research and consulting firm, where he served as Chief Executive Officer and Chairman of the Board until 1999. Mr. Hewitt is also a director of GTSI Corporation, Halifax Corporation, Secure Data in Motion, Inc. and several private companies.

Daniel P. March was appointed to the Board in April 2005. Mr. March retired from the U.S. Navy as a Rear Admiral and serves as an independent consultant to the U.S. Department of Defense, U.S. Navy and the intelligence community. During Mr. March’s 34 year military career, he served as Commander Battle Force SEVENTH Fleet and Commander Arabian Gulf Battle Force during Desert Shield/Storm. His extensive experience with the intelligence community includes positions as Deputy Director for Military Support for the National Reconnaissance Office, Deputy Director—J-3 National Systems Support for the Joint Chiefs of Staff and Director of the Defense Support Project Office. Mr. March is also a director of the National Correlation Working Group, a non-profit organization focused on technology to support the intelligence community.

Gerald A. Poch was appointed to the Board in December 2003. Mr. Poch joined Pequot Capital Management, Inc. in 1998 and serves as a Senior Managing Director. Mr. Poch is the co-head of Pequot Ventures and is directly responsible for Pequot Ventures’ investments in applied technology. From August 1996 to June 1998, he was the Chairman, President and Chief Executive Officer of GE Capital Information Technology Solutions, Inc., a technology solutions provider. Prior to that, he was a founder, and served as Co-Chairman and Co-President, of AmeriData Technologies, Inc., a value-added reseller and systems integrator of hardware and software systems. Mr. Poch is also a director of Andrew Corporation, MTM Technologies, Inc., NETGEAR, Inc. and several private companies.

Daniel R. Young was appointed to the Board in April 2003. In 1976, Mr. Young joined Federal Data Corporation as Executive Vice President. He was appointed President in 1985 and became Chief Executive Officer in 1995. From 1995 until Federal Data was acquired by Northrop-Grumman in 2000, Mr. Young was Vice Chairman and Chief Executive Officer. He also served as an officer in the U.S. Navy. Mr. Young is also a director of GTSI Corporation, Halifax Corporation and NCI, Inc., and also serves on the advisory boards of several public and private companies.

Required Vote

Under Delaware law, a plurality of the votes present in person or by proxy by holders of the Common Stock, Series A Preferred Stock and Series B Preferred Stock at the Annual Meeting are necessary to elect directors.

Recommendation of the Board

The Nominating Committee recommended to the Board, and the Board approved, the nomination of the following nine (9) persons, Sterling E. Phillips, Jr., Peter C. Belford, Sr., C. Thomas Faulders, III, Lincoln D. Faurer, Martin M. Hale, Jr., Thomas L. Hewitt, Daniel P. March, Gerald A. Poch and Daniel R. Young, for election at the Annual Meeting to serve a one-year term expiring at the annual meeting in 2007 and until their respective successors are elected and qualified. The Board Unanimously Recommends that the Stockholders Vote FOR Each of the Nine (9) Director Nominees.

Board Committees and Board Meetings

The Board held a total of nine (9) meetings during 2005. Of the 9 directors, 7 of them attended 100% of the Board meetings held in 2005, and the other two (2) directors attended over 75% of the Board meetings. All but one (1) director attended either in person or telephonically 100% of the meetings held by the committees on which he served during 2005, and the one (1) director attended over 75% of the committee meetings. The Board currently has four (4) standing committees: the Audit Committee, the Compensation Committee, the Nominating Committee and the Corporate Governance Committee.

Audit Committee

The Audit Committee met six (6) times during 2005. The Audit Committee has always been and continues to be comprised entirely of independent, non-employee directors. Since May 2005, Messrs. Faulders, Faurer and Hewitt have served on the Audit Committee. Mr. Hewitt is the Chairman of the Audit Committee. The SEC has additional independence requirements which members of our Audit Committee must satisfy. One such requirement is that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their directors’ compensation.

The Board has affirmatively determined that each of the current members of the Audit Committee are “financially sophisticated” under the definition contained in the American Stock Exchange Company Guide, and that Mr. Faulders has all the necessary attributes to be an “audit committee financial expert” under the SEC rules. Stockholders should understand that this designation does not impose upon Mr. Faulders any duties, obligations or liability that are greater than what are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an “audit committee financial expert” pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee of the Board.

The Audit Committee has a written charter which is evaluated at least on an annual basis. Based on its current charter, the Audit Committee’s responsibilities include, among other things:

•	appointment, compensation, retention and oversight of the work of the Company’s independent auditors;

•	pre-approval of all significant non-audit related engagements by the Company of the independent auditors;

•	establishment, in conjunction with management, of a process for receiving and handling complaints regarding accounting practices and internal controls;

•	review of potential conflict of interest situations as required by the stock exchange on which the Company’s stock is listed.

In addition, the Audit Committee has the authority to obtain advice and assistance from, and receive adequate funding from the Company to engage independent advisors, including independent counsel and any registered public accounting firm, as the Audit Committee deems necessary to fulfill its obligations. A copy of the Audit Committee charter can be found in the Company’s proxy statement for the 2005 Annual Meeting of Stockholders.

The Audit Committee has prepared a report, a copy of which is set forth below under “Audit Committee Report”.

Compensation Committee

The Compensation Committee met four (4) times during 2005. Our Compensation Committee is comprised entirely of independent, non-employee directors. Since May 2005, Messrs. Faurer, Faulders and Young have served on the Compensation Committee. Mr. Young is the Chairman of the Compensation Committee.

The Compensation Committee has a written charter which is evaluated at least on an annual basis. Based on its current charter, the Compensation Committee’s responsibilities are to evaluate management’s recommendations and make its own recommendations to the Board concerning the compensation of the Company’s executive officers. It is also responsible for the formulation of the Company’s executive compensation policy and the research, analysis and subsequent recommendation regarding the establishment and administration of the Company’s stock plans. A copy of the Compensation Committee charter can be found in the Company’s proxy statement for the 2005 Annual Meeting of Stockholders.

The Compensation Committee has prepared a report on executive compensation for 2005, a copy of which is set forth below under “Compensation Committee Report on Executive Compensation.”

Nominating Committee

The Nominating Committee held two meetings during 2005. The Nominating Committee has always been and continues to be comprised entirely of independent non-employee directors. Since May 2005, Messrs. Hewitt, March and Young have served on the Nominating Committee. Mr. Young is the Chairman of the Nominating Committee.

The Nominating Committee has a written charter which is evaluated at least on an annual basis. Based on its current charter, the Nominating Committee’s responsibilities are to identify, select and nominate director candidates for the Board each year, while insuring that the Board is comprised of a majority of directors deemed “independent” by criteria established by the SEC and the exchange where the Company’s Common Stock is listed and traded. A copy of the Nominating Committee charter can be found in the Company’s proxy statement for the 2005 Annual Meeting of Stockholders.

Selection and nomination of the Company’s directors are governed by an Amended and Restated Stockholders’ Agreement dated May 28, 2004 by and among the Company and certain principal stockholders of the Company named in that agreement. Pursuant to the Amended and Restated Stockholders’ Agreement, the Nominating Committee may designate up to five (5) of the nine (9) directors on the Board. The Nominating Committee currently does not have a policy with regard to the consideration of any director candidates recommended by stockholders other than those who are parties to the Amended and Restated Stockholders’ Agreement.

Corporate Governance Committee

The Corporate Governance Committee did not hold any meetings during 2005. Since May 2005, Messrs. Hewitt, March, Phillips, Poch and Young have been appointed to the Corporate Governance Committee, with Mr. Young as Chairman. The Corporate Governance Committee has a written charter which is evaluated at least on an annual basis. Based on its current charter, the responsibilities of the Corporate Governance Committee are to oversee all aspects of the Company’s corporate governance functions on behalf of the Company’s Board, and make recommendations to the Board regarding corporate governance issues. A copy of the Corporate Governance Committee charter can be found in the Company’s proxy statement for the 2005 Annual Meeting of Stockholders.

Corporate Governance

Independence of Directors

The Board has determined affirmatively that Messrs. Faurer, Faulders, Hewitt, March and Young are “independent” under the standards and rules of the American Stock Exchange and the SEC. The definition of “independence” under the AMEX Company Guide includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by AMEX, the Board has made a subjective determination as to each independent director that no relationships, which in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Non-management directors met in executive session at each of the six regular Board of Directors’ meetings in the absence of management.

Code of Ethics and Conduct

The Board has adopted a Code of Ethics and Conduct that is applicable to all officers (including the chief executive officer, chief operating officer, chief financial officer, principal accounting officer, controller and any person performing similar functions), directors and employees of the Company.

In support of its Code of Ethics and Conduct and to facilitate reporting of any actual or suspected misconduct, the Company maintains a toll-free Ethics Hotline at 1-866-274-3865, which is available 24 hours a day, seven (7) days a week. The Hotline’s function is to receive information relating to possible non-compliance with the Code of Ethics and Conduct, as well as concerns or complaints regarding the Company’s accounting, internal controls or auditing matters. Both the Code of Ethics and Conduct and the Hotline information are posted on the Company’s web site at www.analex.com. Any amendment to, or waiver from, a provision of this Code of Ethics and Conduct will be promptly disclosed on the Company’s web site at www.analex.com. The Company also will provide copies of its Code of Ethics and Conduct without charge to any stockholder who makes a written request to our Chief Financial Officer at our headquarters address.

Stockholders’ Communication with the Board

Stockholders who wish to communicate with the Board should send written communications directly to Sterling E. Phillips, Jr., our Chairman of the Board.

Director Attendance at Annual Stockholders’ Meetings

Although Analex encourages all of its directors to attend its annual meetings of stockholders, it has not established any written policy with regard to Board members’ attendance at such annual meetings. All of Analex’s incumbent directors who were our directors last year attended the 2005 Annual Meeting of Stockholders.

Compensation of Directors

Our independent directors are paid $6,000 every quarter. Non-employee directors also receive $1,000 for every Board meeting or committee meeting attended in person, and $500 for every Board meeting or committee meeting attended by conference call. In addition, the Chairman of each of our Audit Committee and Compensation Committee receives $1,250 every quarter; and the Chairman of each of our Nominating Committee and Corporate Governance Committee receives $625 every quarter. Under the Company’s current 2002 Stock Incentive Plan, each non-employee director is entitled to be granted stock appreciation rights covering 5,000 shares of Common Stock on the date of the first regular Board meeting attended by such director and, while such director serves on the Board, he will automatically receive stock appreciation rights covering an additional 5,000 shares of Common Stock on the date of the first regular Board meeting held in each new calendar year. In lieu of granting Mr. Belford the stock appreciation rights in 2005, the Company has included Mr. Belford and his immediate family members in its health insurance plan on terms that are made generally available to all employees of the Company. Directors who are employees do not receive any additional compensation for their service as directors. Directors are reimbursed for out-of-pocket expenses associated with their attendance at Board meetings.

Executive Officers

The following table contains information as to the Company’s current four executive officers, who are not also directors of the Company.

Name	Age	Officer Since	Office Held With Company
Michael Stolarik	55	2004	President and Chief Operating Officer
C. Wayne Grubbs	38	2005	Senior Vice President, Chief Financial Officer and Treasurer
V. Joseph Broadwater	50	2005	Senior Vice President, National Security Group
Frank Hewitt	60	2005	Vice President, and President of ComGlobal Systems, Inc.

Michael Stolarik was appointed President and Chief Operating Officer of the Company in February 2004. From 2003 to 2004, he was the Managing Partner of the INSIGHT Consulting Group, LLC, where he was responsible for general management, business development and product delivery in a management consulting practice focused on small-business, government-contractor clients. From 2002 to 2003, he was the Executive Vice President of Titan Corporation’s Technical Resources Sector. From 1998 to 2001, Mr. Stolarik was an executive at GRC International, Inc. (a public company acquired by AT&T in March 2000.) He was hired as the Senior Vice President, Strategic Planning and promoted to Executive Vice President and Chief Operating Officer prior to the acquisition by AT&T; and then promoted to President and CEO of the AT&T subsidiary. From 1995 through 1997, he was President and CEO of Space Applications Corporation. Prior to that, Mr. Stolarik was Corporate Vice President at BDM International, Inc..

C. Wayne Grubbs joined the Company in September 2005 as Senior Vice President, Chief Financial Officer and Treasurer. Mr. Grubbs has broad senior level financial management experience in addition to a background in public accounting. From 1998 to 2005, he served as Vice President, Corporate Controller, Treasurer and Assistant Corporate Secretary with SRA International, Inc. Prior to SRA, he was a manager in the government contract consulting and audit practice of Arthur Andersen LLP. Mr. Grubbs is a licensed certified public accountant.

V. Joseph Broadwater was appointed Senior Vice President, National Security Group of the Company in November 2005. Mr. Broadwater has held senior management positions within the U.S. intelligence community and large Federal government contractors. From 2002 to 2005, he served as Senior Vice President & Business Unit General Manager for the National Security and Space Business Unit with Science Applications International Corporation. From 2000 to 2002, he served as Director, National Security & Justice Business Area and Director, Intelligence Community Programs with International Business Machines. Within the Federal government, Mr Broadwater served in several positions with the National Reconnaissance Office (NRO), including Chief System Engineer, Director, Ground Systems Program Office, Director Systems Operations and Chief, Command & Control.

Frank Hewitt was appointed Vice President of the Company and President of ComGlobal Systems, Inc. in April 2005. Mr. Hewitt has over 20 years of operational experience with the systems being supported with the Navy/SPAWAR business area, and possesses a well-versed understanding of ComGlobal’s business base. From 2004 to 2005, Mr. Hewitt served as Chief Executive Officer and President of ComGlobal. From 2003 to 2004, he served as Vice President with INDUS Technology. From 1995 to 2003, he served as Executive Vice President and Corporate Secretary for ComGlobal.

Executive Compensation

Summary Compensation Table

The following table sets forth information concerning compensation paid by the Company during the past three fiscal years to its Chief Executive Officer, and each of the four (4) other most highly paid executive officers (the “Named Executive Officers”):

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Restrictive Stock Award ($)(2)	Securities Underlying Options (#)(3)	All Other Compensation ($)(4)
Sterling E. Phillips, Jr. Chairman and Chief Executive Officer	FY 2005 FY 2004 FY 2003	$274,792 240,084 219,774	$238,545 251,000 199,599	— — —	200,000 200,000 200,000	$23,663 19,511 16,117

Michael G. Stolarik (5) President and Chief Operating Officer	FY 2005 FY 2004 FY 2003	$244,167 190,708 —	$139,200 134,466 —	— — —	100,000 300,000	$21,555 7,628 —

C. Wayne Grubbs (6) Senior Vice President, Chief Financial Officer and Treasurer	FY 2005 FY 2004 FY 2003	$72,917 — —	$33,333 — —	$140,000 — —	400,000 — —	$2,225 — —

V. Joseph Broadwater (7) Senior Vice President	FY 2005 FY 2004 FY 2003	$13,068 — —	$12,500 — —	$140,000 — —	— — —	$441 — —

Frank Hewitt (8) Vice President	FY 2005 FY 2004 FY 2003	$184,042 — —	$138,000 — —	— — —	— — —	$13,391 — —

(1)	Includes amounts earned for respective years.
(2)	In connection with the Company’s employment with Messrs. Grubbs and Broadwater, the Company granted each of Messrs. Grubbs and Broadwater 50,000 shares of restricted stock which vest at 25% increments over the next 4 years from the respective dates of their employment.
(3)	Options granted pursuant to the Company’s 2000 and 2002 Stock Incentive Plans. For further information of stock option grants during the year ended December 31, 2005, see “Executive Compensation—Stock Option Grants” below.
(4)	Contributions made by the Company under its 401(k) plan and the taxable portion of life insurance.
(5)	Mr. Stolarik was appointed President and Chief Operating Officer of the Company in February 2004.
(6)	Mr. Grubbs was appointed Senior Vice President, Chief Financial Officer and Treasurer of the Company in September 2005.
(7)	Mr. Broadwater was appointed Senior Vice President, National Security Group of the Company in November 2005.
(8)	Mr. Hewitt was appointed Vice President of the Company and President of ComGlobal Systems, Inc. upon the Company’s acquisition of ComGlobal in April 2005.

Stock Option Grants

In 2005, the Company granted options to its executive officers under its 2000 and 2002 Stock Incentive Plans. The following table provides details regarding all stock options granted to the Named Executive Officers during the year ended December 31, 2005:

Option Grants in Last Fiscal Year

Name	Individual Grants
	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in 2005	Exercise or Base Price ($/sh)	Expiration Date
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
					5%	10%
Sterling E. Phillips, Jr. (1)	200,000	21%	3.50	3/22/15	$440,000	$1,116,000
Michael G. Stolarik (1)	100,000	10%	3.50	3/22/15	220,000	558,000
C. Wayne Grubbs (2)	400,000	41%	3.06	9/1/15	770,000	1,951,000
V. Joseph Broadwater	—	—	—	—	—	—
Frank Hewitt	—	—	—	—	—	—

(1)	Options are immediately vested on the date of grant. Pursuant to written Stock Option Agreements, the transfer of the underlying shares are restricted. Such restrictions are lifted with regard to one-third of the underlying shares upon grant and the first two years thereafter.
(2)	Options are immediately vested on the date of grant. Pursuant to a written Stock Option Agreement, the transfer of the underlying shares are restricted. Such restrictions are lifted with regard to one-third of the underlying shares each year for the first three years.
(3)	Amounts represent hypothetical gains that could be achieved if exercised at the end of the option term. The dollar amounts under these columns assume 5% and 10% compounded annual appreciation of the Common Stock from the date the respective options were granted. These calculations and assumed realizable values are required to be disclosed under SEC rules and, therefore, are not intended to forecast possible future appreciation of Common Stock or amounts that may be ultimately realized upon exercise. The Company does not believe this method accurately illustrates the potential value of a stock option.

Options Exercised and Year End Option Values

The following table sets forth certain information regarding options exercised during the year ended December 31, 2005 and the value of unexercised options held as of December 31, 2005 by the Named Executive Officers:

Aggregated Options Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Sterling E. Phillips, Jr.	—	—	2,188,804	—	$1,948,524	$—
Michael G. Stolarik	—	—	400,000	—	$—	$—
C. Wayne Grubbs	—	—	400,000	—	$—	$—
V. Jospeh Broadwater	—	—	—	—	—	—
Frank Hewitt	—	—	—	—	—	—

(1)	Represents the difference between the exercise price of the options and the closing price of the Common Stock on December 31, 2005, which was $2.91 per share. Options that have an exercise price greater than the fiscal year-end market value have not been included in the value calculation.

Employment Agreements, Termination of Employment and Change of Control Arrangements

On January 16, 2001, Mr. Phillips entered into an employment agreement with the Company pursuant to which he was appointed President and Chief Executive Officer. The employment agreement provides for an initial term of one year, continuing on a month to month basis thereafter until terminated by either the Company or Mr. Phillips by giving 30 days written notice. Pursuant to the employment agreement, Mr. Phillips purchased 66,667 shares of the Company’s restricted Common Stock, for $0.75 per share. In addition, under the agreement, Mr. Phillips was awarded a five-year, non-qualified stock option to purchase 875,725 shares of the Company’s Common Stock at the exercise price equal to 100% of the fair market value of the Common Stock on the grant date, exercisable in one-third increments over a two-year period. On January 13, 2006, Mr. Phillips exchanged his stock options to purchase 875,725 shares of Analex Common Stock for an equal number of stock-only stock appreciation rights (“SOSARs”). Mr. Phillips exercised these SOSARs on January 13, 2006. The employment agreement provides for an initial annual base salary of $175,000, subject to subsequent adjustment by the Compensation Committee of the Board. Mr. Phillips’ annual salary for the year ended December 31, 2005 was $285,000. Under the agreement, Mr. Phillips is eligible for an annual bonus upon the successful completion of annual milestones as agreed upon by Mr. Phillips and the Board at the recommendation of the Compensation Committee. The amount of the bonus is determined by the Board with the recommendation of the Compensation Committee. If the Company terminates Mr. Phillips’ employment without “Cause” (as defined in the agreement), Mr. Phillips is entitled to receive, on a bi-weekly basis within 12 months after the date of termination, the sum of (i) his base salary through the date of termination to the extent not already paid, (ii) any compensation he has previously deferred, (iii) any accrued vacation pay, to the extent not already paid, and (iv) the base salary that would have been payable for the 12 month period immediately following such termination. If Mr. Phillips’ employment is terminated for “Cause” (as defined in the agreement) or he voluntarily leaves employment with the Company, he is not entitled to any remuneration past the date of termination. The employment agreement provides for reimbursement of Mr. Phillips’ reasonable expenses incurred in connection with his duties and medical and other customary benefits.

In February 2004, Mr. Stolarik was appointed President and Chief Operating Officer of the Company. Mr. Stolarik’ annual salary for the year ended December 31, 2005 was $250,000. Mr. Stolarik is also eligible for an annual incentive bonus upon achievement of certain pre-determined performance objectives. In connection with his employment with the Company, Mr. Stolarik was awarded options to purchase 300,000 shares of the Company’s Common Stock at the exercise price equal to the closing price on his first day of employment, initially exercisable in one-third increments over a two-year period. If the Company terminates Mr. Stolarik’s employment for reasons other than cause, Mr. Stolarik is entitled to receive 12 months of base salary paid on a semi-monthly basis.

In September 2005, Mr. Grubbs was appointed Senior Vice President, Chief Financial Officer and Treasurer of the Company. Mr. Grubbs’ annual salary for the year ended December 31, 2005 was $250,000 which was prorated from Mr. Grubbs’ first date of employment and Mr. Grubbs is also eligible for an annual incentive bonus of up to $100,000 annually, prorated from Mr. Grubbs’ first date of employment, based upon achievement of certain pre-determined performance objectives. The amount of the incentive bonus paid to Mr. Grubbs for 2005 was $33,333. In 2005, Mr. Grubbs was awarded options to purchase 400,000 shares of the Company’s Common Stock at the exercise price equal to the closing price of the Company’s Common Stock on the last trading day prior to Mr. Grubbs’ first day of employment. These options vested immediately, but if Mr. Grubbs exercises such options within the first three years following vesting, sale of the underlying shares will be restricted until September 1, 2006 with respect to one-third of the shares, September 1, 2007 with respect to one-third of the shares, and September 1, 2008 with respect to the remaining one-third of the shares. In connection with Mr. Grubbs’ employment, the Company also awarded Mr. Grubbs 50,000 shares of restricted stock which vest at 25% increments over the 4 years following Mr. Grubbs’ date of employment. In the event that the Company is reorganized as a result of a sale or merger of the business, and such reorganization results in the termination of Mr. Grubbs’ employment within the first 12 months following the closing of such sale or merger, the Company will either (i) provide Mr. Grubbs 12 months’ notice prior to the effective date of such termination; or (ii) pay Mr. Grubbs his base salary for such twelve month notice period.

In November 2005, Mr. Broadwater was appointed Senior Vice President, National Security Group of the Company. Mr. Broadwater’s annual salary for the year ended December 31, 2005 was $240,000, which was prorated from Mr. Broadwater’s first date of employment and Mr. Broadwater is eligible for an annual incentive bonus of up to $75,000 annually, prorated from Mr. Broadwater’s first date of employment, based upon achievement of certain pre-determined performance objectives. The amount of the incentive bonus paid to Mr. Broadwater for 2005 was $12,500. In connection with Mr. Broadwater’ employment, the Company awarded Mr. Broadwater 50,000 shares of restricted stock which vest at 25% increments over the next 4 years from the date of his employment.

In April 2005, the Company entered into a Confidential Severance Agreement with Mr. Hewitt which provides that if Mr. Hewitt is terminated for good reason or any reason other than for Cause (as defined in the agreement) (i) on or before April 1, 2006, Mr. Hewitt will be entitled to receive his base salary for 12 months following the date of termination, (ii) after April 1, 2006 but on or before April 1, 2007, base salary for 9 months following the date of termination, and (iii) after April 1, 2007 but on or before April 1, 2008, base salary for 6 months following the date of termination.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee administers the Company’s executive compensation programs, monitors corporate performance and its relationship to compensation of executive officers and makes appropriate recommendations concerning matters of executive compensation. The Board has determined that each member of the Compensation Committee meets the independence requirements of the American Stock Exchange. This report sets forth the major components of executive compensation and the basis by which 2005 compensation determinations were made with respect to the five executive officers of the Company.

Compensation Policy and Guidelines

We believe that the quality, skills and dedication of our executive officers are critical factors affecting the long-term value of our Company. Our goals are:

•	To attract and retain highly qualified executive officers and employees who will contribute to the long-term success of the Company;

•	To align executive compensation with that of the prevailing market conditions in the government contracting industry;

•	To emphasize sustained performance by aligning monetary rewards with stockholder interests; and

•	To emphasize performance-related contributions by tying individual compensation, in part, to pre-determined revenue and/or profitability goals.

To achieve these goals, the Compensation Committee has designed a compensation program consisting of base salary, an annual bonus and incentive program, equity awards and other employment benefits.

Compensation Program Elements

The Company’s compensation levels and benefits are reviewed on an annual basis to determine whether they are competitive and reasonable in light of the overall performance of the Company and the Company’s ability to attract and retain talented executives.

Base Salary. Salary levels are primarily determined by the Compensation Committee based on the performance of the individual executive, the financial performance of the Company and the prevailing industry standards for similar executives of similar companies in the government contracting industry. The Company has a conservative philosophy regarding base salaries, using published industry reports and surveys on executive compensation. Due to the fact that approximately half of the Company’s business is in the area of information technology, with the other half in the area of engineering, the Company compares itself, for the purpose of establishing executive compensation, with other small public technology service providers and/or government contracting firms that are primarily in the business of providing information technology or engineering services to the government. The Compensation Committee has not evaluated corporate performance of these firms other than to develop a general sense that they are successful growing firms. The Compensation Committee also considers historic salary levels of the individual, the nature of the individual’s responsibilities and compares the individual’s base salary with those of our other executives. Periodic increases in base salary relate to individual contribution evaluated against pre-established objectives. The base salaries for the past three years paid to the Company’s five executive officers are set forth in the “Executive Compensation—Summary Compensation Table”.

Bonus and Incentive Programs. The Company’s executive officers and operating managers participate in an incentive compensation program which awards cash bonuses of specific amounts based on attaining or exceeding specific revenue and/or profitability targets established at the beginning of each fiscal year. Targets for the 2005 fiscal year included: revenue, new business, divisional EBITDA and corporate EBITDA. Underachievement of the target by a specified percentage will generate no bonus, and overachievement of the target by a specified percentage will generate a defined multiple of the bonus up to a maximum amount specified. In 2005, the Company paid an aggregate of $561,578 in cash bonuses to its executive officers.

Executive officers are entitled to additional cash bonuses based upon performance at the discretion of the Compensation Committee and in some cases, the Chief Executive Officer. The cash bonuses paid to the Company’s five executive officers for the past three years are set forth in the “Executive Compensation—Summary Compensation Table”.

Equity Awards. The Company believes the compensation program should provide employees with an opportunity to increase their ownership and potentially gain financially from Company stock price increases. By this approach, the interests of stockholders, executives and employees are closely aligned. Through the Company’s 2002 Stock Incentive Plan, executives and employees are eligible to receive stock options as well as stock appreciation rights, giving them the right to purchase shares of Common Stock of the Company at a specified price in the future. In 2005, the Compensation Committee engaged a consultant to conduct a review and analysis of how the Company’s compensation practices compare with its peer group of companies. After consultation with the consultant, the Compensation Committee recommended the Board to adopt a long-term incentive plan, whereby the Company may grant a variety of stock awards, including options, stock appreciation rights and restricted stock awards, to its employees, directors and consultants. The Compensation Committee considers such an incentive plan critical to the Company’s continued ability to attract, retain and motivate key individuals and to align their interests with those of the stockholders.

In considering the stock options awards in 2005, management and the Compensation Committee considered several factors: individual performance versus assigned objectives; profit contribution; criticality of the individual to the future success of the Company; and overall contribution to the Company’s success. Management recommended option grants to the Compensation Committee and the Compensation Committee revised and made its own recommendation to the Board concerning the final grants. As part of the process, the Compensation Committee also reviewed the current stock and option holdings of the individuals, their total compensation and the history of option grants to each individual under consideration and accelerated the vesting of certain executive officers’ options.

Other Employment Benefits. To retain highly qualified executive officers, the Company from time to time enters into severance agreements with certain of its officers. The determination of whether the Company would enter into a severance agreement with a particular officer is subjective, based upon such officer’s experience and contribution to the Company.

With the exception of severance compensation, the Company does not provide substantial personal benefits to its executive officers that are not generally available to other employees. Our health care and other insurance programs are the same for all eligible employees, including executive officers. The Company’s philosophy is to provide adequate health and welfare oriented benefits to executives and employees, but to maintain a highly conservative posture relative to executive benefits.

2005 Compensation for the Chief Executive Officer

During 2005, Mr. Phillips was paid an annual base salary of $285,000 and received a $238,545 bonus based upon the Company’s performance against annual budgetary targets established by the Board. Mr. Phillips was eligible for the bonus because the Company has achieved an EBITDA target established by the Compensation Committee at the beginning of the fiscal year. Underachievement of the target by a specified percentage will generate no bonus, and overachievement of the target by a specified percentage will generate a defined multiple of the bonus up to a maximum amount specified.

In addition, consistent with the Compensation Committee’s goal of increasing employee ownership of Common Stock, Mr. Phillips was awarded options to purchase 200,000 shares of Common Stock in 2005. The options are immediately vested. Pursuant to a written Stock Option Agreement, the transfer of the underlying shares are restricted. Such restrictions are lifted with regard to one-third of the underlying shares on each year for the first two years. The option exercise price is 100% of the fair market value on the date of grant. These options expire ten years from the grant date, and have an exercise price equal to the fair market value of the Common Stock on the grant date. It is the Compensation Committee’s view that the award of these stock options continues to be an effective way of tying Mr. Phillips’ financial interests to those of the Company’s stockholders, since the value of these stock options is directly linked to increases in stockholder value.

Summary

The Compensation Committee believes that to have a total compensation program for executives of the Company, including the Chief Executive Officer, that is appropriate and competitive with the total compensation programs provided by similar companies in the industry with which the Company competes, the Company needs to have a long-term incentive plan whereby the Company can grant a variety of stock-based and other long-term incentive awards to its employees, directors and consultants. The Compensation Committee believes that the proposed 2006 Long-Term Incentive Plan will effectively tie key individuals’ compensation to stockholder returns and the achievement of annual and longer-term financial and operating results of the Company.

Submitted by the Compensation Committee

C. Thomas Faulders, III

Lincoln D. Faurer

Daniel Young

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during the year ended December 31, 2005 was, during such year or prior thereto, an officer or employee of the Company or any of its subsidiaries. During 2005, no executive officer of the Company served as a director or member of the compensation committee (or other board committee performing similar functions, or in the absence of such committee, the entire board of directors) of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Board of Directors. The Board has determined that the members of the Audit Committee are independent and financially sophisticated, as defined by the rules of the American Stock Exchange and within the meaning of applicable SEC regulations. In addition, the Board has determined that Mr. Faulders is an “audit committee financial expert,” as defined by the SEC rules. The composition of the Audit Committee and the attributes of its members and responsibilities, as reflected in its charter, are consistent with the provisions of the Sarbanes-Oxley Act of 2002 and are in accordance with the corporate governance rules issued by the SEC and the American Stock Exchange. The Audit Committee reviews and assesses the adequacy of its charter at least on an annual basis.

The ultimate responsibility for good corporate governance rests with the Board, whose primary responsibilities are to provide oversight, counseling and direction to the Company’s management in the best interests of the Company and its stockholders. The Company’s management has the primary responsibility for the Company’s financial statements and the reporting process including the systems of internal controls. The Audit Committee has been established to oversee the Company’s financial reporting process on behalf of the Board.

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements in the Company’s Annual Report of Form 10-K for the year ended December 31, 2005 (the “Annual Report”), including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. The Audit Committee has received from the independent auditors written disclosures pursuant to Statement on Auditing Standards No. 61, “Communication with Audit Committees,” and has discussed those matters with the independent auditors. The Company’s independent auditors also provided the Audit Committee with the written disclosure required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee also concluded that Ernst & Young LLP’s provision of audit and non-audit services to the Company and its affiliates is compatible with Ernst & Young’s independence.

The Committee discussed with the Company’s independent auditors the overall scope and plan for their audits. The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report for filing with the Securities and Exchange Commission.

The members of the Audit Committee at the time of the matters described above in this Report, including the review of audited financial statements for the year ended December 31, 2005, the discussions with management and the Company’s independent auditors related thereto, the receipt from the independent auditors of the written disclosures described above and the recommendation to the Board that the audited financial statements be included in the Annual Report, were Messrs. Faulders, Faurer and Hewitt. Based on the considerations referred to above, the Audit Committee also selected Ernst & Young LLP as the independent auditor for the Company for 2006.

Submitted by the Audit Committee

C. Thomas Faulders, III
Lincoln D. Faurer
Thomas L. Hewitt

Common Stock Performance Graph

The following graph compares the cumulative, five-year stockholder returns on the Company’s Common Stock with the cumulative returns of the (i) American Stock Exchange Market Index and (ii) the Hemscott Information Technology Services Index (formerly known as the “CoreData Information Technology Services Index”), comprised of approximately 48 companies, excluding the Company, providing computer and information technology consulting, development and implementation services. The graph assumes the value of the investment in the Company’s Common Stock and each index was $100 on December 29, 2000.

Fiscal Year Ended

Company	2000	2001	2002	2003	2004	2005
Analex Corporation	100.00	151.14	203.25	315.69	380.56	251.69
Hemscott Information Technology Services Index	100.00	106.84	58.08	82.29	91.24	89.28
AMEX Market Index	100.00	95.39	91.58	124.66	142.75	157.43

Certain Relationships and Related Transactions

During the year ended December 31, 2005, Mr. Belford was paid $150,000 pursuant to a promissory note in the principal amount of $642,850 issued to him in connection with the November 2001 acquisition of the former Analex Corporation. This note is scheduled to expire in November 2006. Also, during the year ended December 31, 2005, Mr. Belford was paid $60,000 pursuant to a non-compete agreement. In July 2002, pursuant to the terms of the merger agreement for the Analex acquisition, the Company issued an additional promissory note in the principal amount of $200,000 to Mr. Belford with respect to the award of the NASA Expendable Launch Vehicle Integrated Support (ELVIS) contract to the Company. This note expired in July 2005. In 2005, the Company paid Mr. Belford $51,400 under this note.

Equity Compensation Plan Information

Set forth below is certain information as of December 31, 2005 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options and rights		Weighted average exercise price	Number of securities remaining available for issuance under the plan(s)
Equity compensation plans approved by stockholders
2002 Stock Incentive Plan	2,575,001		$3.32	120,000
2000 Stock Incentive Plan	135,245		$1.47	27,252
1994 Stock Option Plan	211,800		$1.66	0
Equity compensation plans not approved by stockholders	875,725	(1)	$1.38	0

(1)	These options were granted to Mr. Sterling Phillips in January 2001 in connection with his employment. On January 13, 2006, Mr. Phillips exchanged his stock options to purchase 875,725 shares for an equal number of stock-only stock appreciation rights (“SOSARs”). Mr. Phillips exercised these SOSARs on January 13, 2006.

PROPOSAL NO. 2

2006 LONG-TERM INCENTIVE PLAN

General

The Analex Corporation 2006 Long-Term Incentive Plan (the “Long-Term Incentive Plan”) was adopted by the Board of Directors in April 2006, subject to approval by our stockholders. If adopted, the Long Term Incentive Plan will give the Company the flexibility to grant various types of awards, including options, stock appreciation rights, restricted stock awards, restricted stock units and other stock based awards. We consider this flexibility to be critical to our ability to maintain a competitive position in attracting, retaining and motivating key personnel. The complete text of the Long-Term Incentive Plan is set forth in Annex A to this Proxy Statement, and stockholders are urged to review it together with the following information.

The Long-Term Incentive Plan will not be effective absent shareholder approval. The Long-Term Incentive Plan is designed so that incentive stock option awards granted pursuant to its terms would generally be subject to the favorable tax treatment provided to recipients of incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the “Code”).

The following is a summary of the material terms of the Long-Term Incentive Plan.

Description of the Long-Term Incentive Plan

The following summary of the Long-Term Incentive Plan is qualified in its entirety by the terms of the Long-Term Incentive Plan, which is attached to this Proxy Statement as Annex A.

Purpose. The purpose of the Long-Term Incentive Plan is to provide certain employees, directors and consultants of the Company and its affiliates with the opportunity to receive stock-based and other long-term incentive grants in order to attract, retain and motivate key individuals and to align their interests with those of stockholders.

Awards. The Long-Term Incentive Plan provides for awards of incentive stock options, nonqualified stock options, restricted stock awards, restricted stock units, stock appreciation rights and other stock awards.

Stock Subject to the Long-Term Incentive Plan. The aggregate number of shares of Common Stock that may be subject to awards under the Long-Term Incentive Plan, subject to adjustment upon a change in capitalization, is 3,000,000 shares. Such shares of Common Stock may be authorized and unissued shares, shares purchased in the open market or otherwise, shares in treasury, or any combination thereof. Shares of Common Stock that were subject to Long-Term Incentive Plan awards that expire, are forfeited, are settled in cash, or are otherwise settled without the issuance of the full number of shares underlying the award, shall become available for future awards under the Long-Term Incentive Plan.

Administration. The Long-Term Incentive Plan shall be administered by the Company’s Compensation Committee. Subject to the other provisions of the Long-Term Incentive Plan and determination of the Board of Directors (“the Board”), the Compensation Committee has the power to determine the terms of each award granted, including the exercise price, the number of shares subject to the award and the exercisability thereof.

Eligibility. The Long-Term Incentive Plan provides that the Compensation Committee may grant awards to employees, directors and consultants. The Compensation Committee may grant incentive stock options only to employees subject to determination of the Board. The Compensation Committee selects the grantees and determines the number of shares of Common Stock to be subject to each award.

Maximum Term and General Terms and Conditions of Awards. With respect to any grantee who beneficially owns stock possessing 10% or more of the voting power of all classes of stock of the Company (a “10%

Stockholder”), the maximum term of any incentive stock option granted to such grantee must not exceed five years. The term of all other options granted under the Long-Term Incentive Plan may not exceed ten years.

Each award granted under the Long-Term Incentive Plan is evidenced by an agreement between the grantee and Analex and is subject to the following general terms and conditions:

(a) Termination of Employment. If a grantee’s employment terminates for any reason (other than upon the grantee’s death, disability or retirement), the grantee may exercise his unexercised option or stock appreciation right, but only within such period of time as is determined by the Compensation Committee (with such determination being made at the time of grant and not exceeding 3 months in the case of an incentive stock option) and only to the extent that the grantee was entitled to exercise it at the date of such termination (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement).

(b) Disability. If a grantee’s employment terminates as a result of total and permanent disability, by reason of illness or accident, to perform the duties of the grantee’s occupation or position with the Company, as determined by the Company’s Board of Directors, based upon medical evidence acceptable to the Board of Directors (“Disability”), the grantee may exercise his unexercised option or stock appreciation right, but only within one (1) year from the date of such termination, and only to the extent that the grantee was entitled to exercise it at the date of such termination (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement).

(c) Death. In the event of a grantee’s death, the grantee’s estate or a person who acquired the right to exercise the deceased grantee’s option or stock appreciation right by bequest or inheritance may exercise the option or stock appreciation right, but only within one (1) year following the date of death, and only to the extent that the grantee was entitled to exercise it at the date of death (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement).

(d) Retirement. In the event a grantee’s employment terminates as a result of the grantee’s retirement under the Company’s normal retirement policies, the grantee may exercise his option or stock appreciation right within 90 days following the last day of employment, but only to the extent that the grantee was entitled to exercise it at the date of such termination (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement).

(e) Nontransferability of Awards. Except as described below, an award granted under the Long-Term Incentive Plan is not transferable by the grantee, other than by will or the laws of descent and distribution, and is exercisable during the grantee’s lifetime only by the grantee. To the extent and in the manner permitted by applicable law and the Compensation Committee, a grantee may transfer an award to certain family members and other individuals and entities.

(f) Forfeiture of Options and Stock Appreciation Rights. If the grantee (i) commits any act of malfeasance or wrongdoing affecting the Company or any parent or subsidiary, (ii) breaches any covenant not to compete or employment agreement with the Company, or (iii) willfully and continuously fails to perform substantially his duties with the Company (other than any failure due to the grantee’s death or Disability), any unexercised portion of the grantee’s option and stock appreciation right shall expire immediately upon the earlier of the occurrence of such event or the last day the grantee is employed by the Company.

Terms and Conditions of Options. Each option granted under the Long-Term Incentive Plan is subject to the following terms and conditions:

(a) Exercise Price. The Compensation Committee determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. As a general rule, the exercise price of an option must be no less than 100% (110% for an incentive stock option granted to a 10% Stockholder) of the fair market value of the Common Stock on the date the option is granted. The Long-Term Incentive Plan prohibits option repricing without prior shareholder approval. The Long-Term Incentive Plan provides exceptions for certain options granted in connection with an acquisition by the Company of another corporation.

(b) Exercise of the Option. Each award agreement specifies the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined by the Compensation Committee and may be accelerated by the Compensation Committee in its sole discretion. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and by tendering full payment of the purchase price to the Company.

(c) Form of Consideration. The consideration to be paid for the shares of Common Stock issued upon exercise of an option is determined by the Compensation Committee and set forth in the award agreement. Such form of consideration may vary for each option, and may consist entirely of cash, check, other shares of the Company’s Common Stock held for at least six (6) months or purchased on the open market, in a form acceptable to the Company, a broker-facilitated exercise procedure, known as a cashless exercise, or a combination of the above methods.

(d) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to a grantee’s incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonqualified options.

(e) Other Provisions. The award agreement may contain such other terms, provisions and conditions not inconsistent with the Long-Term Incentive Plan as may be determined by the Compensation Committee. Shares of Common Stock covered by options which have terminated and which were not exercised prior to termination will be returned to the Long-Term Incentive Plan.

Stock Appreciation Rights. Subject to the requirements of the Long-Term Incentive Plan and determinations of the Board, the Compensation Committee may grant stock appreciation rights in tandem with an option or alone and unrelated to an option. Stock appreciation rights may be exercised by the delivery to the Company of a written notice of exercise. The exercise of a stock appreciation right will entitle the grantee to receive the excess of the percentage stated in the award agreement of the fair market value of a share of Common Stock over the exercise price for each share of Common Stock with respect to which the stock appreciation right is exercised. The exercise price of a stock appreciation right will be no less than the fair market value of the Common Stock on the date of grant. Payment upon exercise of a stock appreciation right will be in shares of Common Stock.

Restricted Stock Awards. Subject to the requirements of the Long-Term Incentive Plan and determinations of the Board, the Compensation Committee may grant awards of restricted shares of Common Stock in such amount and upon such terms and conditions as the Compensation Committee specifies in the award agreement. Restricted stock may be subject to one or more contractual restrictions applicable generally or to a grantee in particular, as established at the time of grant and as set forth in the related restricted stock agreement. The restricted stock agreement sets forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the grantee’s interest in the restricted shares will be forfeited.

Restricted Stock Units. Subject to the requirements of the Long-Term Incentive Plan and determinations of the Board, the Compensation Committee may grant awards of restricted stock units in such amounts and upon such terms and conditions as the Compensation Committee specifies in the award agreement. Restricted stock units may be subject to one or more contractual restrictions applicable generally or to a grantee in particular, as established at the time of grant and as set forth in the related award agreement. The award agreement sets forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the grantee’s interest in the restricted stock units will be forfeited.

Other Stock Awards. Subject to the requirements of the Long-Term Incentive Plan and determinations of the Board, the Compensation Committee may grant awards of shares of Common Stock or awards that are valued in whole or in part, or that are otherwise based on, shares of Common Stock, including but not limited to dividend equivalents or amounts which are equivalent to all or a portion of any federal, state, local domestic or foreign taxes relating to an award that may be payable in shares of Common Stock, cash, other securities or any other form of property as the Compensation Committee shall determine (“Other Stock Awards”). The award agreement sets forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the grantee’s interest in the Other Stock Awards will be forfeited.

Adjustment upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, or similar corporate transaction, as determined by the Compensation Committee, the Compensation Committee shall, in such manner as it may deem equitable and to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Long-Term Incentive Plan, adjust the number and type of shares available for awards under the Long-Term Incentive Plan, the number and type of shares of Common Stock subject to outstanding awards, and the exercise price with respect to any award.

Change in Control. In the event of a change of control of the Company, the portion of any outstanding option or stock appreciation right that is not yet vested and/or exercisable, shall become fully vested and exercisable on the date immediately prior to the consummation of such change of control or such other date prior to such change of control as determined by the Board; provided, however that such accelerated vesting and exercisability shall be subject to such additional terms, conditions, requirements or restrictions as the Board may determine in its sole discretion, except, however, that the Board shall not impose any such additional terms, conditions, requirements or restrictions if the Board determines that the grantee will be terminated from his current position as a result of or in connection with such change of control.

If a change of control occurs, the Board in its discretion may, at the time an option or stock appreciation award is awarded or at any time thereafter, take one or more of the following actions: (i) provide for payment to the grantee of cash or other property with a fair market value equal to the amount that would have been received upon the exercise of the option or stock appreciation award had the option or stock appreciation award been exercised or paid upon the change of control, (ii) adjust the terms of the option or stock appreciation award in a manner determined by the Board to reflect the change of control, (iii) cause the option or stock appreciation award to be assumed, or new rights substituted therefor, by another entity, (iv) make such other provision as the Board may consider equitable to grantees and in the best interests of the Company, or (v) designate a date when each outstanding option or stock appreciation award, if not exercised, shall terminate; provided however, that such a date shall not be so designated unless the Board provides at least 30 days advance written notice of the date of termination to each grantee. In any such event, all other provisions, terms and conditions of the Long-Term Incentive Plan shall remain in full force and effect and the Board is expressly authorized to take the action described in the preceding sentence and to amend the Long-Term Incentive Plan or take such other actions as may be necessary, appropriate or incidental to the actions described above.

The effect of a change of control with respect to restricted stock awards, restricted stock units and Other Stock Awards will be contained in the award agreements.

Amendment and Termination of the Long-Term Incentive Plan. The Board may at any time amend, alter, suspend or terminate the Long-Term Incentive Plan. However, Analex must obtain shareholder approval of any amendment to the Long-Term Incentive Plan that would, with limited exceptions listed in the Long-Term Incentive Plan:

•	Increase the maximum number of shares of Common Stock that may be issued under the Long-Term Incentive Plan;

•	Increase the limits applicable to awards under the Long-Term Incentive Plan;

•	Allow for an exercise price below the fair market value of shares on the date of grant of an option or stock appreciation right;

•	Amend the Long-Term Incentive Plan to permit the repricing of outstanding options or stock appreciation rights; or

•	Require approval of the Company’s stockholders under any applicable law, regulation, or rule.

Notwithstanding the foregoing, no termination or amendment of the Long-Term Incentive Plan may, without the consent of the grantee, terminate or adversely affect any material right or obligation under an award previously granted under the Long-Term Incentive Plan; provided, however, that the Compensation Committee may alter, amend, suspend, or terminate the Long-Term Incentive Plan or an award in whole or in part, without the consent of the grantee, to the extent necessary to comply with the provisions of the Long-Term Incentive Plan or an award within Section 409A of the Code or regulations thereunder regardless of whether such alteration, amendment, suspension, or termination adversely affects the rights or obligations under the award.

If adopted by the Company’s stockholders, the Long-Term Incentive Plan shall terminate in April 2016. Any awards outstanding under the Long-Term Incentive Plan at the time of its termination shall remain outstanding until they expire by their terms.

Federal Income Tax Consequences

Pursuant to the Long-Term Incentive Plan, the Company may grant “incentive stock options,” as defined in Section 422 of the Code, nonqualified options, restricted stock, stock appreciation rights, restricted stock units, and Other Stock Awards.

A grantee who receives an incentive stock option grant will not recognize any taxable income either at the time of grant or exercise of the option, although the exercise may subject the grantee to the alternative minimum tax. Upon the sale or other disposition of the shares acquired pursuant to an incentive stock option exercise more than two years after the grant of the option and one year after the exercise of the option, any gain or loss will be treated as a long-term or short-term capital gain or loss, depending upon the holding period. If these holding periods are not satisfied, the grantee will recognize ordinary income at the time of sale or disposition equal to the difference between the exercise price and the lower of (a) the fair market value of the shares at the date of the option exercise or (b) the sale price of the shares. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the grantee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

All options that do not qualify as incentive stock options are referred to as nonqualified options. A grantee will not recognize any taxable income at the time he or she receives a nonqualified option grant. However, upon exercise of the nonqualified option, the grantee will recognize ordinary taxable income generally measured as the excess of the fair market value of the shares purchased on the date of exercise over the purchase price. Any taxable income recognized in connection with an option exercise by a grantee who is also an employee of the Company will be subject to tax withholding by the Company. Upon the sale of such shares by the grantee, any difference between the sale price and the fair market value of the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the grantee with respect to shares acquired upon exercise of a nonqualified option.

With respect to restricted stock awards, stock appreciation rights, restricted stock units and Other Stock Awards that may be settled either in cash or in shares of Common Stock that are either transferable or not subject to a substantial risk of forfeiture under Section 83 of the Code, the grantee will realize ordinary taxable income, subject to tax withholding, equal to the amount of the cash or the fair market value of the shares of Common Stock received. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the grantee.

With respect to shares of Common Stock that are both nontransferable and subject to a substantial risk of forfeiture, the grantee will realize ordinary taxable income equal to the fair market value of the shares of Common Stock at the first time the shares of Common Stock are either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction in the same amount and at the same time as the ordinary taxable income realized by the grantee.

At the discretion of the Compensation Committee, the Long-Term Incentive Plan allows a grantee to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have shares withheld, and/or delivering to the Company already-owned shares.

Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to the Company’s chief executive officer and to each of the Company’s other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

The foregoing is only a summary of the effect of federal income taxation upon the grantee and the Company with respect to the grant and exercise of awards under the Long-Term Incentive Plan, does not purport to be complete, and does not discuss the tax consequences of the grantee’s death or the income tax laws of any municipality, state or foreign country in which a grantee may reside.

Required Vote

The affirmative vote of a majority of the votes present in person or by proxy by holders of the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock, voting together as a single class, at the Annual Meeting will be required to approve the adoption of the 2006 Long-Term Incentive Plan and the reservation of 3,000,000 shares of Common Stock for issuance under such plan.

Recommendation of the Board

The Board unanimously recommends a vote FOR the adoption of the 2006 Long-Term Incentive Plan and the reservation of 3,000,000 shares of Common Stock for issuance under such plan.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

OF THE COMPANY

Introduction

Ernst & Young LLP, an independent public accounting firm, have been the independent auditors for the Company since 1996 and their reappointment as independent auditors for the 2006 fiscal year has been approved by the Audit Committee of the Board.

The Company has been advised by Ernst & Young LLP that neither Ernst & Young nor any of its members has had any relationship with the Company or any of its affiliates during the past three (3) years other than as independent auditors. The Company has been advised that a representative of Ernst & Young LLP will be present at the Annual Meeting, will be available to respond to appropriate questions, and will be given an opportunity to make a statement if he or she so desires.

The following table sets forth the aggregate fees billed or to be billed by Ernst & Young LLP for the following services during fiscal 2005:

Principal Accountant Fees and Services

Our Audit Committee is responsible for appointment of the Company’s independent auditors. The following table sets forth the aggregate fees billed to Analex for the fiscal year ended December 31, 2005 and 2004, by the Company’s principal accountants, Ernst & Young LLP.

	2005		2004
Audit Fees	$376,608	(1)	$357,200	(2)
Audit Related Fees	$61,886	(3)	$146,600	(4)
Tax Fees	—		—
All Other Fees	2,500	(5)	—
Total Fees	$440,994		$503,800

(1)	Audit fees in 2005 were paid for services in connection with the annual audit and quarterly reviews of consolidated financial statements.
(2)	Audit fees in 2004 were paid for services in connection with (i) the acquisition of Beta Analytics, Incorporated and the discontinued operations of Advanced BioSystems, Inc.; and (ii) the annual audit and quarterly reviews of consolidated financial statements.
(3)	Audit-related fees in 2005 were paid for services in connection with the acquisition of ComGlobal Systems, Inc. and various SEC registration statements.
(4)	Audit-related fees in 2004 were paid for services in connection with the Series A financing, the Series B financing and the SEC registration statement and proxy statement filings.
(5)	Other fees in 2005 were paid for a product/software purchase.

The audit and non-audit services performed by Ernst & Young LLP in 2005 were pre-approved by the Audit Committee. The Audit Committee has determined that the provision of certain designated audit-related, tax and all other services do not impair the independence of Ernst & Young. The Audit Committee has given general approval for the Chief Financial Officer or his designee to engage Ernst & Young to provide certain permitted services if the fee for such services is not expected to exceed 5% of the total amount of fees paid by the Company to Ernst & Young during the fiscal year in which the services are rendered.

The Company is asking the stockholders to ratify the selection of Ernst & Young LLP as our independent auditor. Although ratification is not required by the Company’s By-laws or otherwise, the Board is submitting the selection of Ernst & Young to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Required Vote

The affirmative vote of a majority of the votes present in person or by proxy by holders of the Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for 2006.

Recommendation of the Board

The Board unanimously recommends a vote FOR the ratification of appointment of Ernst & Young LLP as the Company’s independent auditors for 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish the Company with copies of the Section 16(a) reports which they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, and written representations that no other reports were required during the year ended December 31, 2005, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than 10% beneficial owners were complied with in a timely manner, except that Messrs. Phillips, Stolarik March and former executive officers, Charles Floyd and Heinz Wimmer, have each failed to timely file one Form 4 report in 2005.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

To be eligible for inclusion in proxy materials for the Company’s 2007 annual meeting of stockholders, stockholder proposals must be received at the Company’s principal executive offices no later than December 15, 2006, unless such meeting is held more than 30 days before or after May 19, 2007, in which case the deadline for the receipt of such proposals will be a reasonable time prior to the date the Company prints and mails its proxy materials for such meeting.

INCORPORATION OF OTHER DOCUMENTS BY REFERENCE

A copy of the Company’s Annual Report for the fiscal year ended December 31, 2005, including the financial statements and notes thereto are being mailed to stockholders of record along with this Proxy Statement.

The Company will provide without charge a copy of its 2005 Annual Report on Form 10-K, including the financial statements and the financial statement schedules required to be filed with the SEC. The Company will furnish any exhibit described in the list accompanying the 2005 Form 10-K upon the payment, in advance, of the specified reasonable fees related to the Company’s furnishing of such exhibit(s). Requests for copies of such report and/or exhibit(s) should be directed to the Company at its principal executive office, 2677 Prosperity Avenue, Suite 400, Fairfax, Virginia 22031, Attention: Corporate Secretary.

OTHER MATTERS

The Board knows of no other business matters to be acted upon at the Annual Meeting other than those referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

Annex A

ANALEX CORPORATION

2006 LONG-TERM INCENTIVE PLAN

SECTION 1. PURPOSE: The purpose of the Analex Corporation Long-Term Incentive Plan is to provide certain employees, directors and consultants of Analex Corporation and its Affiliates (as hereinafter defined) with the opportunity to receive stock-based long-term incentive grants in order to attract, retain and motivate key individuals and to align their interests with those of shareholders.

SECTION 2. EFFECTIVE DATE: This Plan will become effective upon the approval of the Plan by the shareholders of the Company at the Annual Meeting to be held on May 18, 2006. Unless terminated earlier as provided herein, the Plan shall terminate ten years from the adoption of the Plan by the Board of Directors of the Company. After the Plan is terminated, no future Awards may be granted under the Plan, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions.

SECTION 3. DEFINITIONS: As used in this Plan, unless the context otherwise requires, each of the following terms shall have the meaning set forth below.

(a)	“Affiliate” shall mean any entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company.

(b)	“Award” shall mean a grant of an Option, SAR, Restricted Stock Award, or Other Stock Award pursuant to the Plan, which may, as determined by the Committee, be in lieu of, or in addition to, other compensation owed to a Participant.

(c)	“Award Agreement” shall mean an agreement, either in written or electronic format, in such form and with such terms and conditions as may be specified by the Committee, which evidences the terms and conditions of an Award.

(d)	“Board of Directors” or “Board” shall mean the board of directors of the Company.

(e)	“Change of Control” means:

(i)	Any sale, exchange or other disposition of substantially all of the Company’s assets;

(ii)	Any merger, share exchange, consolidation or other reorganization or business combination in which the Company is not the surviving or continuing corporation, or in which the Company’s stockholders become entitled to receive cash, securities of the Company other than voting common stock, or securities of another issuer; or

(iii)	the occurrence of any other change in control event, as defined by the Board.

(f)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any references to a particular section of the Code shall be deemed to include any successor provision thereto.

(g)	“Committee” shall mean the Compensation Committee or such other committee of the Board of Directors, which shall consist solely of two or more directors who meet the criteria of “independent directors” as defined by the exchange on which the Company’s stock is traded, “outside directors” within the meaning of Section 162(m) of the Code and “non-employee directors” within the meaning of Securities and Exchange Commission Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, or any such successor provision thereto.

(h)	“Company” shall mean Analex Corporation, a Delaware corporation.

(i)	“Consultant” shall mean any person engaged by the Company or an Affiliate to render services to such entity as a consultant or advisor.

(j)	“Date of Grant” shall means the date on which an Award is granted.

(k)	“Director” shall mean a member of the Board.

(l)	“Disability” means total and permanent inability, by reason of illness or accident, to perform the duties of the Participant’s occupation or position with the Company, as determined by the Board based upon medical evidence acceptable to the Board.

(m)	“Eligible Employee” shall mean an employee of the Company or any Affiliate.

(n)	“Exercise Price” shall mean an amount, as determined by the Committee, at which an Option or SAR can be exercised by a Participant, which amount, except in the case of Substitute Awards, shall not be less than the Fair Market Value of a Share on the date such Award is granted.

(o)	“Fair Market Value” as of a particular date shall mean the fair market value of a Share. If the Shares are admitted to trading on a national securities exchange, fair market value of the Shares on any date shall be the closing price reported for the Shares on the last day preceding such date on which a sale was reported. If the Shares are not admitted to trading on a national securities exchange, then the fair market value of the Shares shall be determined by the Board in its sole discretion and in good faith.

(p)	“Incentive Stock Option” shall mean an Option which is intended to meet the requirements set forth in Section 422 of the Code and which only Eligible Employees are eligible to receive.

(q)	“Nonqualified Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

(r)	“Option” shall mean the right to purchase a Share granted pursuant to Section 7, which may take the form of either an Incentive Stock Option or a Nonqualified Stock Option.

(s)	“Other Stock Award” shall mean an Award of Shares or Awards that are valued in whole or in part, or that are otherwise based on, Shares, including but not limited to dividend equivalents or amounts which are equivalent to all or a portion of any federal, state, local, domestic, or foreign taxes relating to an Award, which may be payable in Shares, cash, other securities, or any other form of property as the Committee shall determine, subject to the terms and conditions set forth by the Committee and granted pursuant to Section 10.

(t)	“Participant” shall mean an Eligible Employee, Consultant, or Director selected by the Committee to receive an Award under the Plan.

(u)	“Plan” shall mean the Analex Corporation 2006 Long-Term Incentive Plan, as amended from time to time.

(v)	“Restricted Stock” shall mean an Award of Shares, subject to such terms and conditions as determined by the Committee and granted pursuant to Section 9.

(w)	“Restricted Stock Award” shall mean an Award consisting of Restricted Stock or Restricted Stock Units.

(x)	“Restricted Stock Unit” shall mean an Award consisting of a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash or Shares, and representing an unfunded and unsecured obligation of the Company, subject to such terms and conditions as determined by the Committee and granted pursuant to Section 9.

(y)	“Shares” shall mean shares of common stock, $0.02 par value, of the Company.

(z)	“Stock Appreciation Right” or “SAR” shall mean an Award, which represents the right to receive the difference between the Fair Market Value of a Share on the date of exercise and an Exercise Price, payable in cash or Shares, subject to such terms and conditions as determined by the Committee and granted pursuant to Section 8.

(aa)	“Substitute Award” shall mean an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company acquired by the Company or with which the Company combines.

SECTION 4. ADMINISTRATION:

(a)	Subject to the express provisions of this Plan and actions of the Board, the Committee shall have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to designate Participants, to determine the terms and conditions of Awards, and to make all other determinations deemed necessary or advisable for the administration of the Plan. In exercising its discretion, the Committee may use such objective or subjective factors as it determines to be appropriate in its sole discretion. The determinations of the Committee pursuant to its authority under the Plan shall, subject to the provisions of the Plan and actions of the Board, be conclusive and binding.

(b)	Notwithstanding the provisions of Section 4(a), the Board may, in accordance with applicable law and by a resolution adopted by the Board, authorize one or more officers of the Company to designate Eligible Employees and Consultants, other than the officer or officers so authorized, who are not members of the Board or officers within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, to receive Awards, and to determine the number and types of Awards to be granted to such Participants; provided, however, that the resolution adopted by the Board so authorizing such officer or officers shall specify the total number and the terms (including the exercise price, if applicable, which may include a formula by which such price may be determined) of Awards such officer or officers may so grant, and may specify such other terms and conditions as the Board shall determine.

SECTION 5. SHARES AVAILABLE FOR AWARDS:

(a)	Subject to adjustment as provided in Section 5(e), the maximum number of Shares available for issuance under the Plan shall be 3,000,000.

(b)	If any Shares are subject to an Award that is forfeited, is settled in cash, expires, or is otherwise settled without the issuance of the full number of Shares underlying the Award, any such Shares covered by such Award shall again be available for issuance under the Plan. Any Shares that are tendered by the Participant or retained by the Company as full or partial payment to the Company for the purchase of an Award or to satisfy tax withholding obligations in connection with an Award shall not be available for Awards under the Plan.

(c)	Notwithstanding the foregoing, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate number of Shares stated in Section 5(a), subject to adjustment as provided in Section 5(e) to the extent that such adjustment does not affect the ability to grant or the qualification of Incentive Stock Options under the Plan.

(d)	Any Shares issued under the Plan shall consist, in whole or in part, of authorized and unissued Shares, Shares purchased in the open market or otherwise, Shares in treasury, or any combination thereof, as the Committee or, as appropriate, the Board may determine.

(e)	In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, or similar corporate transaction, as determined by the Committee, the Committee shall, in such manner as it may deem equitable and to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, adjust the number and type of Shares available for Awards under the Plan, the number and type of Shares subject to outstanding Awards, and the Exercise Price with respect to any Award; provided, however, that any fractional Share resulting from an adjustment pursuant to this Section 5(e) shall be rounded to the nearest whole number.

SECTION 6. ELIGIBILITY: The Committee from time to time may designate in its sole discretion which Eligible Employees, Consultants, and Directors shall become Participants under the Plan. However, only an Eligible Employee may receive an Incentive Stock Option. The Committee’s grant of an Award to a Participant in any year does not entitle the Participant to an Award in any other year. Furthermore, the Committee may grant Awards on different terms to different Participants and/or to the same Participant if the Participant is awarded more than one Award. The Committee may consider such factors as it deems pertinent in selecting Participants and in determining the types and sizes of their Awards. Participants may include persons who previously received stock, stock options, stock appreciation rights, or other benefits under the Plan or another plan of the Company, whether or not the previously granted benefits have been fully exercised or vested. Nothing in the Plan or any Award, or in any agreement entered into pursuant to the Plan shall confer upon any Eligible Employee, Director or Consultant the right to continue in the employ or service of the Company or effect any right which the Company may have to terminate the employment or service of such Eligible Employee, Director, or Consultant regardless of the effect of such termination of employment or service on the rights of the Eligible Employee, Director or Consultant under the Plan or any Award.

SECTION 7. OPTIONS: Subject to the terms and conditions of the Plan, the Committee may grant to Participants Options in such amounts as the Committee determines in its sole discretion. Except as otherwise limited herein, an Option may be in the form of an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant an Option alone or in addition to another Award. Each Option shall satisfy the following requirements:

(a)	Agreement. Each Option granted to a Participant shall be evidenced by an Award Agreement. The terms of the Award Agreement need not be identical for different Participants or for the same Participant if awarded more than one Option. The Award Agreement shall contain such provisions as the Committee deems appropriate and shall include a description of the substance of each of the requirements in this Section 7.

(b)	Designation of Type of Option. Each Option Agreement shall state on its face whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

(c)	Number of Shares. Each Award Agreement shall specify the number of Shares that the Participant may purchase upon exercise of the Option.

(d)	Exercise Price. The exercise price of each Share subject to an Option shall equal the exercise price designated by the Committee, but shall not be less than the Fair Market Value of the Share on the Date of Grant.

(e)	Duration of Option.

(i)	Incentive Stock Option. Except as otherwise provided in this Section 7, an Incentive Stock Option shall expire on the earlier of the tenth anniversary of the Date of Grant or the date set by the Committee on the Date of Grant.

(ii)	Nonqualified Stock Option. Except as otherwise provided in this Section 7, a Nonqualified Stock Option shall expire on the tenth anniversary of its Date of Grant or, at such earlier or later date set by the Committee on the Date of Grant.

(f)	Vesting of Option. The Award Agreement shall specify the vesting schedule applicable to the Option. The Committee, in its sole discretion, may accelerate the vesting of any Option at any time.

(g)	Death. If a Participant dies, an Option granted to the Participant shall expire on the earlier of the one-year anniversary of the date of the Participant’s death or the date specified in Section 7(e) of the Plan. During the one-year period following the Participant’s death, the Option may be exercised by the beneficiary or the estate of the Participant to the extent it could have been exercised at the time the Participant died, subject to any adjustment under Section 5(e) of the Plan.

(h)	Disability. If the Participant terminates employment with the Company because of his Disability, an Option granted to the Participant shall expire on the earlier of the one-year anniversary of the

Participant’s last day of employment with the Company or the date specified in Section 7(e) of the Plan. During the one-year period following the Participant’s termination of employment by reason of Disability, the Option may be exercised as to the number of Shares for which it could have been exercised at the time the Participant became disabled, subject to any adjustments under Section 5(e) of the Plan.

(i)	Retirement. If the Participant terminates employment with the Company by reason of normal retirement under the Company’s retirement policies, an Option granted to the Participant shall expire on the earlier of 90 days after the Participant’s last day of employment or the date specified in Section 7(e) of the Plan. During the 90-day period following the Participant’s normal retirement, the Option may be exercised as to the number of Shares for which the Option would have been exercisable on the retirement date, subject to any adjustment under Section 5(e) of the Plan.

(j)	Termination of Service. Subject to Section 7(e) of the Plan, if the Participant’s employment with the Company terminates for any reason other than death, Disability or retirement, an Option granted to the Participant shall expire 30 days after the Participant’s last day of employment, unless the Committee sets a later or earlier expiration date on the Date of Grant. The Committee may not delay the expiration of an Incentive Stock Option more than 90 days after termination of the Participant’s employment. During any delay of the expiration date, the Option shall be exercisable only to the extent it is exercisable on the date the Participant’s employment terminates, subject to any adjustment under Section 5(e) of the Plan.

(k)	Cause. Notwithstanding any provisions set forth in the Plan, if the Participant (i) commits any act of malfeasance or wrongdoing affecting the Company or any parent or subsidiary, (ii) breaches any covenant not to compete or employment agreement with the Company, or (iii) willfully and continuously fails to perform substantially his duties with the Company (other than any failure due to the Participant’s death or Disability), any unexercised portion of the Option shall expire immediately upon the earlier of the occurrence of such event or the last day the Participant is employed by the Company. No act or failure to act shall be deemed willful unless the Participant acts or fails to act not in good faith and without reasonable belief that his action or failure is in the best interest of the Company.

(l)	Conditions Required for Exercise. An Option is exercisable only to the extent it is vested according to the terms of the Award Agreement. Furthermore, an Option is exercisable only if the issuance of Shares upon exercise would comply with applicable securities laws. Each Award Agreement shall specify any additional conditions required for the exercise of the Option.

(m)	Ten Percent Shareholders. An Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, shall have an exercise price of 110 percent of Fair Market Value on the Date of Grant and shall be exercisable only during the five-year period immediately following the Date of Grant. For purposes of calculating stock ownership of any person, the attribution rules of Code Section 424(d) shall apply, and any stock that such person may purchase under outstanding options shall not be considered.

(n)	Maximum Option Grants. The aggregate Fair Market Value, determined on the Date of Grant, of Shares with respect to which any Incentive Stock Options under the Plan and all other plans of the Company become exercisable by any individual for the first time in any calendar year shall not exceed $100,000. To the extent that any Option exceeds this limit, it shall be deemed a Nonqualified Stock Option.

(o)

Method of Exercise. An Option shall be deemed exercised when the person entitled to exercise the Option (i) delivers written notice to the Secretary of the Company (or the Secretary’s delegate, in the Secretary’s absence) of the decision to exercise, (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with any other requirements in the Participant’s Award Agreement and such other reasonable requirements as the Committee establishes pursuant to Section 13 of the Plan. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. The acceptable form of consideration may consist of any combination of cash, certified check in an amount equal to the full exercise price, wire transfer or, subject to the approval of the Committee: (i) Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and that such holder either has held for at least six months or has purchased on the open market; (ii) pursuant to procedures approved by the Committee, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Participant has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Participant by reason of such exercise, or through simultaneous sale through a broker of Shares acquired upon exercise. No person shall have the rights of a shareholder with respect to Shares subject to an Option until a certificate or certificates for the Shares have been delivered to him. A partial exercise of an Option shall not affect the holder’s right to exercise the remainder of the Option from time to time in accordance with the Plan.

(p)	Designation of Beneficiary. Each Participant may file with the Company a written designation of a beneficiary to receive the Participant’s Options in the event of the Participant’s death prior to full exercise of such Options. If the Participant does not designate a beneficiary, or if the designated beneficiary does not survive the Participant, the Participant’s estate shall be his beneficiary. Participants may, by written notice to the Company, change a beneficiary designation.

(q)	Nontransferability of Option.

(i)	Except as provided in subsection 7(q)(iii) below, each Option shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s guardian or legal representative.

(ii)	Except as provided in subsection 7(q)(iii) below, no Option (prior to the time, if applicable, Shares are issued in respect of such Option), and no right under any Option, may be assigned, alienated, pledged, attached, sold or otherwise transferred to encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(iii)	To the extent and in the manner permitted by applicable law, and to the extent and in the manner permitted by the Committee, and subject to such terms and conditions as may be prescribed by the Committee, a Participant may transfer a Nonqualified Stock Option to:

(A)	a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant (including adoptive relationships);

(B)	any person sharing the Participant’s household (other than a tenant or employee);

(C)	a trust in which persons described in (A) and (B) have more than 50 percent of the beneficial interest;

(D)	a foundation in which persons described in (A) or (B) or the Participant control the management of assets; or

(E)	any other entity in which the persons described in (A) or (B) or the Participant own more than 50 percent of the voting interests;

provided such transfer is not for value. The following shall not be considered transfers for value: a transfer under a domestic relations order in settlement of marital property rights, and a transfer to an entity in which more than 50 percent of the voting interests are owned by persons described in (A) above or the Participant, in exchange for an interest in such entity.

(r)	Change of Control. In the event of a Change of Control, the portion of any outstanding Option that is not yet vested and/or exercisable, shall become fully vested and exercisable on the date immediately prior to the consummation of such Change of Control or such other date prior to such Change of Control as determined by the Board; provided, however that such accelerated vesting and exercisability shall be subject to such additional terms, conditions, requirements or restrictions as the Board may determine in its sole discretion, except, however, that the Board shall not impose any such additional terms, conditions, requirements or restrictions if the Board determines that the Participant will be terminated from his current position as a result of or in connection with such Change of Control. If a Change of Control occurs, the Board in its discretion may, at the time an Option is awarded or at any time thereafter, take one or more of the following actions: (i) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise of the Option had the Option been exercised or paid upon the Change of Control, (ii) adjust the terms of the Option in a manner determined by the Board to reflect the Change of Control, (iii) cause the Option to be assumed, or new rights substituted therefor, by another entity, (iv) make such other provision as the Board may consider equitable to Participants and in the best interests of the Company, or (v) designate a date when each outstanding Option, if not exercised, shall terminate; provided however, that such a date shall not be so designated unless the Board provides at least 30 days advance written notice of the date of termination to each Participant. In any such event, all other provisions, terms and conditions of this Plan shall remain in full force and effect and the Board is expressly authorized to take the action described in the preceding sentence and to amend this Plan or take such other actions as may be necessary, appropriate or incidental to the actions described above.

SECTION 8. STOCK APPRECIATION RIGHT: Subject to the terms and conditions of the Plan, the Committee may award SARs covering Shares to Participants in such amounts as the Committee determines in its sole discretion. A SAR may be granted in tandem with an Option (at or after the grant of the Option), or alone and unrelated to an Option. Each SAR granted to a Participant will satisfy the following requirements:

(a)	Agreement. Each SAR granted to a Participant shall be evidenced by an Award Agreement. The terms of the Award Agreement need not be identical for different Participants or the same Participant if awarded more than one SAR. The Award Agreement shall contain such provisions as the Committee deems appropriate and shall include a description of the substance of each of the requirements in this Section 8.

(b)	Number of Shares. Each Award Agreement shall specify the number of Shares covered by the SAR granted to the Participant.

(c)	Exercise Price. The exercise price of the SAR shall be at least one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

(d)	Value and Settlement of SAR. Upon exercise of all or a specified portion of the SAR, the Grantee shall be entitled to receive Shares with an aggregate Fair Market Value on the date of exercise of the SAR equal to the amount determined by multiplying (i) a specified percentage of the amount (if any) by which the Fair Market Value of a Share on the date of exercise of the SAR exceeds the SAR exercise price, by (ii) the number of Shares with respect to which the SAR shall have been exercised.

(e)	Duration of SAR. Except as otherwise provided in this Section 8, a SAR shall expire on the tenth anniversary of its Date of Grant or, at such earlier or later date set by the Committee on the Date of Grant.

(f)	Vesting of SAR. Each Award Agreement shall specify the vesting schedule applicable to the SAR. The Committee, in its sole and absolute discretion, may accelerate the vesting of any SAR at any time.

(g)	Death. If a Participant dies, a SAR granted to the Participant shall expire on the earlier of the one-year anniversary of the Participant’s death or the date specified in Section 8(e) of the Plan. During the period following the Participant’s death, the SAR may be exercised by the beneficiary or the estate of the Participant to the extent it could have been exercised at the time the Participant died, subject to any adjustment under Section 5(e) of the Plan.

(h)	Disability. If the Participant terminates employment with the Company because of his Disability, a SAR granted to the Participant shall expire on the earlier of the one-year anniversary date of the Participant’s last day of employment or the date specified in Section 8(e) of the Plan. During the one-year period following the Participant’s termination of employment by reason of Disability, the SAR may be exercised to the extent it could have been exercised at the time the Participant became disabled, subject to any adjustments under Section 5(e) of the Plan.

(i)	Retirement. If the Participant’s employment terminates by reason of normal retirement under the Company’s retirement policies, a SAR granted to the Participant shall expire on the earlier of 90 days after the last day of employment or the date specified in Section 8(e) of the Plan. During the 90-day period following the Participant’s normal retirement, the SAR may be exercised to the extent it would have been exercisable on the retirement date, subject to any adjustment under Section 5(e) of the Plan.

(j)	Termination of Service. Subject to Section 8(e) of the Plan, if the Participant’s employment with the Company terminates for any reason other than death, Disability, or retirement, a SAR granted to the Participant shall 30 days after Participant’s last day of employment, unless the Committee sets an earlier or later expiration date on the Date of Grant. During any delay of the expiration date, the SAR shall be exercisable only to the extent it is exercisable on the date the Participant’s employment terminates, subject to any adjustment under Section 5(e) of the Plan.

(k)	Cause. Notwithstanding any provisions set forth in the Plan, if the Participant (i) commits any act of malfeasance or wrongdoing affecting the Company or any parent or subsidiary, (ii) breaches any covenant not to compete or employment agreement with the Company, or (iii) willfully and continuously fails to perform substantially his duties with the Company (other than any failure due to the Participant’s death or Disability), any unexercised part of the SAR shall expire immediately upon the earlier of the occurrence of such event or the last day the Participant is employed by the Company. No act or failure to act shall be deemed willful unless the Participant acts or fails to act not in good faith and without reasonable belief that his action or failure is in the best interest of the Company.

(l)	Conditions Required for Exercise. A SAR is exercisable only to the extent it is vested according to the terms of the Award Agreement. Furthermore, a SAR is exercisable only if the issuance of Shares upon exercise would comply with applicable securities laws. Each Award Agreement shall specify any additional conditions required for the exercise of the SAR.

(m)	Method of Exercise. A SAR granted under this Plan shall be deemed exercised when the person entitled to exercise the SAR delivers written notice to the President of the Company (or his delegate, in his absence) of the decision to exercise, and complies with such other reasonable requirements as the Committee establishes pursuant to Section 13 of the Plan. A partial exercise of a SAR will not affect the holder’s right to exercise the SAR from time to time in accordance with this Plan as to the remaining Shares subject to the SAR.

(n)	Designation of Beneficiary. Each Participant may file with the Company a written designation of a beneficiary to receive the Participant’s SARs in the event of the Participant’s death prior to full exercise of such SARs. If the Participant does not designate a beneficiary, or if the designated beneficiary does not survive the Participant, the Participant’s estate shall be his beneficiary. Participants may, by written notice to the Company, change a beneficiary designation.

(o)	Nontransferability of SARS.

(i)	Except as provided in subsection 8(o)(iii) below, each SAR shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s guardian or legal representative.

(ii)	Except as provided in subsection 8(o)(iii) below, no SAR (prior to the time, if applicable, Shares are issued in respect of such SAR), and no right under any SAR, may be assigned, alienated, pledged, attached, sold or otherwise transferred to encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(iii)	To the extent and in the manner permitted by applicable law, and to the extent and in the manner permitted by the Committee, and subject to such terms and conditions as may be prescribed by the Committee, a Participant may transfer a SAR to:

(A)	a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant (including adoptive relationships);

(B)	any person sharing the Participant’s household (other than a tenant or employee);

(C)	a trust in which persons described in (A) and (B) have more than 50 percent of the beneficial interest;

(D)	a foundation in which persons described in (A) or (B) or the Participant control the management of assets; or

(E)	any other entity in which the persons described in (A) or (B) or the Participant own more than 50 percent of the voting interests;

provided such transfer is not for value. The following shall not be considered transfers for value: a transfer under a domestic relations order in settlement of marital property rights, and a transfer to an entity in which more than 50 percent of the voting interests are owned by persons described in (A) above or the Participant, in exchange for an interest in such entity.

(p)	Change of Control. In the event of a Change of Control, any portion of an outstanding SAR that is not yet vested and/or exercisable, shall become fully vested and exercisable on the date immediately prior to the consummation of such Change of Control or such other date prior to such Change of Control as determined by the Board; provided, however that such accelerated vesting and exercisability shall be subject to such additional terms, conditions, requirements or restrictions as the Board may determine in its sole discretion, except, however, that the Board shall not impose any such additional terms, conditions, requirements or restrictions if the Board determines that Participant will be terminated from his current position as a result of or in connection with such Change of Control. If a Change of Control occurs, the Board in its discretion may, at the time a SAR is awarded or at any time thereafter, take one or more of the following actions: (i) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise of the SAR had the SAR been exercised or paid upon the Change of Control, (ii) adjust the terms of the SAR in a manner determined by the Board to reflect the Change of Control, (iii) cause the SAR to be assumed, or new rights substituted therefor, by another entity, (iv) make such other provision as the Board may consider equitable to Participants and in the best interests of the Company, or (v) designate a date when each outstanding SAR, if not exercised, shall terminate; provided however, that such a date shall not be so designated unless the Board provides at least 30 days advance written notice of the date of termination to each Participant. In any such event, all other provisions, terms and conditions of this Plan shall remain in full force and effect and the Board is expressly authorized to take the action described in the preceding sentence and to amend this Plan or take such other actions as may be necessary, appropriate or incidental to the actions described above.

SECTION 9. RESTRICTED STOCK AWARD: Subject to the terms and conditions of the Plan, the Committee may grant to Participants Restricted Stock or Restricted Stock Units in such amounts and on such terms and conditions as the Committee may determine in its sole discretion. Each Restricted Stock Award shall be evidenced by an Award Agreement. The terms of the Award Agreement need not be identical for different Participants or for different Awards granted to the same Participant. The Committee shall establish such restrictions and terms for any Restricted Stock Award as it may deem advisable including, without limitation, the effects of a Change of Control, vesting restrictions, restrictions based upon the achievement of specific Company-wide and/or individual performance goals, and/or restrictions under applicable federal or state securities laws.

SECTION 10. OTHER STOCK AWARDS: Subject to the terms and conditions of the Plan, the Committee may grant to Participants Other Stock Award on such terms and conditions as the Committee may prescribe in such Other Stock Award’s Award Agreement, including, but not limited to, the vesting schedule, if any; purchase price, if any; deferrals allowed or required; treatment upon termination of employment or service of the Participant; and other terms and conditions that the Committee may deem appropriate.

SECTION 11. PROHIBITION ON REPRICING: The Committee shall not reduce the Exercise Price of any outstanding Option or SAR, whether through amendment, cancellation, replacement, or any other means, without the approval of shareholders. This Section 11 shall not be construed to apply: (i) to Substitute Awards; or (ii) to an adjustment made pursuant to Section 5(e) of the Plan.

SECTION 12. WITHHOLDING: The Committee may make such provisions and take such steps as it may deem necessary and appropriate for the withholding of any taxes that the Company is required by law or regulation of any governmental authority, whether federal, state, local, domestic, or foreign, to withhold in connection with the grant, exercise, payment, or removal of restrictions of an Award, including, but not limited to, requiring the Participant to remit to the Company an amount sufficient to satisfy such withholding requirements in cash or Shares or withholding cash or Shares due or to become due with respect to the Award at issue.

SECTION 13. POSTPONEMENT OF ISSUANCE AND DELIVERY: The issuance and delivery of any Shares under this Plan may be postponed by the Company for such period as may be required to comply with any applicable requirements under any applicable listing requirement of any national securities exchange or any law or regulation applicable to the issuance and delivery of Shares, and the Company shall not be obligated to issue or deliver any Shares if the issuance or delivery of such Shares shall constitute a violation of any provision of any law or regulation of any governmental authority or any national securities exchange.

SECTION 14. NO RIGHT TO AWARDS: No employee, Consultant, or member of the Board shall have any claim to be granted any Award under the Plan, and there is no obligation for uniform treatment of employees, Consultants, or members of the Board under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

SECTION 15. NO RIGHT TO EMPLOYMENT OR DIRECTORSHIP: The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or as a Consultant of the Company or an Affiliate or any right to remain as a Director, as the case may be. The Company may at any time terminate an employee’s employment or a Consultant’s provision of services or remove a Director free from any liability or any claim under the Plan, unless otherwise provided in the Plan or an Award Agreement.

SECTION 16. NO RIGHTS AS A SHAREHOLDER: A Participant shall have no rights as a shareholder with respect to any Shares covered by an Award until the date of the issuance and delivery of such Shares.

SECTION 17. SEVERABILITY: If any provision of the Plan or any Award is, becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or such Award shall remain in full force and effect.

SECTION 18. NO TRUST OR FUND CREATED: Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent any person acquires a right to receive payments from the Company or an Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

SECTION 19. HEADINGS: Headings are given to the Sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provisions thereof.

SECTION 20. NONASSIGNABILITY: Unless otherwise determined by the Committee, no Participant or beneficiary may sell, assign, transfer, discount, or pledge as collateral for a loan, or otherwise anticipate any right to payment under the Plan other than by will or by the applicable laws of descent and distribution.

SECTION 21. INDEMNIFICATION: In addition to such other rights of indemnification as members of the Board or the Committee or officers or employees of the Company or an Affiliate to whom authority to act for the Board or Committee is delegated may have, such individuals shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal thereof, to which any such individual may be a party by reason of any action taken or failure to act under or in connection with the Plan or any right granted hereunder and against all amounts paid by such individual in a settlement thereof that is approved by the Company’s legal counsel or paid in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged that such person is liable for gross negligence, bad faith, or intentional misconduct; provided, however, that any such individual shall give the Company an opportunity, at its own expense, to defend the same before such individual undertakes to defend such action, suit, or proceeding.

SECTION 22. FOREIGN JURISDICTIONS: The Committee may adopt, amend, or terminate arrangements, not inconsistent with the intent of the Plan, to make available tax or other benefits under the laws of any foreign jurisdiction to Participants subject to such laws or to conform with the laws and regulations of any such foreign jurisdiction.

SECTION 23. TERMINATION AND AMENDMENT: The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no action shall be taken by the Board without the approval of shareholders that would:

(a)	Increase the maximum number of Shares that may be issued under the Plan, except as provided in Section 5(e);

(b)	Increase the limits applicable to Awards under the plan, except as provided in Sections 5(e) and 7(b);

(c)	Allow for an Exercise Price below the Fair Market Value of Shares on the date of grant of an Option or SAR, except as provided in Section 3(n);

(d)	Amend Section 11 to permit the repricing of outstanding Options or SARs; or

(e)	Require approval of the Company’s shareholders under any applicable law, regulation, or rule.

Notwithstanding the foregoing, no termination or amendment of the Plan may, without the consent of the applicable Participant, terminate or adversely affect any material right or obligation under an Award previously granted under the Plan; provided, however, that the Committee may alter, amend, suspend, or terminate the Plan or an Award in whole or in part, without the consent of the Participant, to the extent necessary to conform the provisions of the Plan or an Award with Section 409A of the Code or regulations thereunder regardless of whether such alteration, amendment, suspension, or termination adversely affects the rights or obligations under the Award.

SECTION 24. APPLICABLE LAW: This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws.

SECTION 25. NO GUARANTEE OF FAVORABLE TAX TREATMENT: Although the Committee intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or foreign law. The Company shall not be liable to any Participant for any tax the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

ANALEX CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 18, 2006

The undersigned appoints Sterling E. Phillips, Jr. and C. Wayne Grubbs, with full power of substitution, to attend the Annual Meeting of Stockholders of Analex Corporation on May 18, 2006, and any adjournments or postponements thereof, and to vote all shares which the undersigned would be entitled to vote if personally present upon the following matters set forth in the Notice of Annual Meeting and Proxy Statement:

This Proxy, when properly executed, will be voted as directed. If no direction is indicated, this Proxy will be voted FOR the election of the individuals named to serve as directors and FOR the approval of Proposals 2 and 3.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

ANALEX CORPORATION

May 18, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. To elect nine (9) directors for a one-year term expiring at the annual FOR AGAINST ABSTAIN stockholders’ meeting in 2007 and until their successors are duly elected and qualified.

NOMINEES:

FOR ALL NOMINEES

WITHHOLD

AUTHORITY

FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

Sterling E. Phillips, Jr.

Peter C. Belford, Sr.

C. Thomas Faulders, III

Lincoln D. Faurer

Martin M. Hale, Jr.

Thomas L. Hewitt

Daniel P. March

Gerald A. Poch

Daniel R. Young

2. To adopt a 2006 Long-Term Incentive Plan whereby the Company will be able to grant stock-based and other long-term incentive awards to employees, directors and consultants, and to reserve 3,000,000 shares of Common Stock for issuance under this plan.

3. To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year 2006.

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged:

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.